LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JULY 31, 2000

Kemper Horizon 20+ Portfolio
Kemper Horizon 10+ Portfolio
Kemper Horizon 5 Portfolio

KEMPER HORIZON FUND

        "... In a challenging market, the fund's diversification and disciplined investment process helped reduce volatility to a level that was much less than a portfolio of domestic stocks. ..."

                                                             [KEMPER FUNDS LOGO]

                         CONTENTS

                                3
                ECONOMIC OVERVIEW

                                5
               PERFORMANCE UPDATE

                                8
                    TERMS TO KNOW

                               11
     STATISTICS FOR 20+ PORTFOLIO
                 LARGEST HOLDINGS

                               13
     STATISTICS FOR 10+ PORTFOLIO
                 LARGEST HOLDINGS

                               15
       STATISTICS FOR 5 PORTFOLIO
                 LARGEST HOLDINGS

                               16
                     PORTFOLIO OF
                      INVESTMENTS

                               41
             FINANCIAL STATEMENTS

                               44
             FINANCIAL HIGHLIGHTS

                               50
                         NOTES TO
             FINANCIAL STATEMENTS

                               56
                        REPORT OF
             INDEPENDENT AUDITORS

                               57
                  TAX INFORMATION

 KEMPER HORIZON FUND TOTAL RETURNS*
 FOR THE YEAR ENDED JULY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)

                             CLASS A   CLASS B   CLASS C
 ............................................................
    KEMPER HORIZON 20+        -3.85%    -4.68%    -5.07%
 ............................................................
    KEMPER HORIZON 10+        -0.94%    -1.83%    -1.90%
 ............................................................
    KEMPER HORIZON 5           0.37%    -0.49%    -0.63%
 ............................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS TABLE AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    7/31/00   7/31/99
 .........................................................
    KEMPER HORIZON 20+ CLASS A       $12.25    $14.01
 .........................................................
    KEMPER HORIZON 20+ CLASS B       $11.97    $13.72
 .........................................................
    KEMPER HORIZON 20+ CLASS C       $11.92    $13.70
 .........................................................
    KEMPER HORIZON 10+ CLASS A       $11.22    $12.79
 .........................................................
    KEMPER HORIZON 10+ CLASS B       $11.21    $12.78
 .........................................................
    KEMPER HORIZON 10+ CLASS C       $11.17    $12.73
 .........................................................
    KEMPER HORIZON 5 CLASS A         $10.60    $11.31
 .........................................................
    KEMPER HORIZON 5 CLASS B         $10.59    $11.31
 .........................................................
    KEMPER HORIZON 5 CLASS C         $10.58    $11.30
 .........................................................

 KEMPER HORIZON FUND
 RANKINGS AS OF 7/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CATEGORIES*

                          CLASS A    CLASS B    CLASS C
 ............................................................
    KEMPER HORIZON 20+
    1-YEAR
                          #222 of    #223 of    #224 of
                         233 funds  233 funds  233 funds
 ............................................................
    3-YEAR
                          #163 of    #167 of    #168 of
                         172 funds  172 funds  172 funds
 ............................................................
    KEMPER HORIZON 10+
    1-YEAR
                          #371 of    #387 of    #388 of
                         464 funds  464 funds  464 funds
 ............................................................
    3-YEAR
                          #279 of    #310 of    #311 of
                         350 funds  350 funds  350 funds
 ............................................................
    KEMPER HORIZON 5
    1-YEAR
                         #66 of 92  #71 of 92  #72 of 92
                           funds      funds      funds
 ............................................................
    3-YEAR
                         #57 of 70  #62 of 70  #64 of 70
                           funds      funds      funds
 ............................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. THE PORTFOLIOS ARE COMPARED TO THEIR RESPECTIVE LIPPER CATEGORIES AS FOLLOWS: KEMPER HORIZON 20+ -- FLEXIBLE PORTFOLIO, KEMPER HORIZON 10+ -- BALANCED PORTFOLIO AND KEMPER HORIZON 5 -- INCOME PORTFOLIO.

 DIVIDEND REVIEW

 DURING THE PERIOD ENDED JULY 31, 2000, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                                  LONG-   SHORT-
                                                  TERM     TERM
                          INCOME DIVIDEND        CAPITAL  CAPITAL
                     CLASS A   CLASS B  CLASS C   GAIN     GAIN
 .....................................................................
    KEMPER HORIZON
    20+               $0.13     $0.03     n/a     $0.13    $1.01
 .....................................................................
    KEMPER HORIZON
    10+               $0.34     $0.23    $0.21    $0.46    $0.67
 .....................................................................
    KEMPER HORIZON 5  $0.34     $0.27    $0.25    $0.10    $0.30
 .....................................................................

                                                                              57
TAX INFORMATION

AT A GLANCE

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes truly distressful, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered. The Fed decided to leave rates unchanged at both its June and August meetings, and in his testimony before Congress in late July, Fed Chairman Alan Greenspan said he believes a slowdown has indeed arrived.

  Before explaining why we agree with the Fed that a slowdown is a good bet, let's review how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  The Fed only started raising interest rates a little over year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The sharp drop in housing starts and auto sales from their February peak is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to continue to drop and to be lower in 2001 than in 2000.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 9 percent more from January through July of this year than they did during the first seven months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the telecommunications sector will see unit growth of more than 30 percent this year, double the average growth of the past six years. It's hard even for

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (8/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                        5.8                    6.5                    5.9                   5.3
Prime rate (2)                                   9.5                   8.75                   8.25                   8.5
Inflation rate (3)*                              3.6                    2.7                    2.1                   1.7
The U.S. dollar (4)                              5.1                    2.3                   -5.7                     8
Capital goods orders (5)*                       13.2                   11.4                    8.4                   6.4
Industrial production (5)*                       5.8                    5.2                    4.6                   3.2
Employment growth (6)                            1.9                      2                    2.2                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 7/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

superstars to sustain these stratospheric compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. However, there is some evidence of moderation. Retailers have been reporting sluggish summer sales, and the back-to-school season is getting off to a slow start. This is music to the Fed's ears, because the policymakers would like nothing better than to sit on the sidelines until well after the Presidential election.

  So what will the slowdown look like? It will be concentrated in retail sales, housing starts and job creation slowed (at least that's where it has surfaced so far). However, strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about
3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's earlier tightening will probably rein growth in to just 3 percent.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF SEPTEMBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[TYMOCZKO PHOTO]

LEAD PORTFOLIO MANAGER ROBERT TYMOCZKO IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A MEMBER OF THE FIRM'S QUANTITATIVE GROUP. PORTFOLIO MANAGERS RICHARD SCARGILL AND SHAHRAM TAJBAKHSH MANAGE THE FIXED-INCOME AND INTERNATIONAL EQUITY COMPONENTS OF THE FUND, RESPECTIVELY. SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS IN OFFICES WORLDWIDE SUPPORTS THE TEAM.



                             DURING FISCAL YEAR 2000, A NARROW MARKET LIMITED PERFORMANCE IN SEVERAL ASSET CLASSES, WHILE VOLATILITY IN DOMESTIC EQUITY PRICES INCREASED. KEMPER HORIZON FUND'S PORTFOLIO MANAGEMENT TEAM REVIEWS EACH OF THE PORTFOLIOS' RESULTS FOR THE 12 MONTHS ENDED JULY 31 IN THE CONTEXT OF THE FUND'S LONG-TERM INVESTMENT STRATEGY.

Q     HOW DID THE KEMPER HORIZON FUND PORTFOLIOS PERFORM BETWEEN JULY 31, 1999,
AND JULY 31, 2000?

A Each portfolio's absolute returns were weak but generally in line with the performance of each portfolio's unmanaged composite benchmark. For the 12 months ended July 31, 2000, Kemper Horizon 5 returned 0.37 percent; Kemper Horizon 10+ declined 0.94 percent and Kemper Horizon 20+ fell 3.85 percent. (All returns are for Class A shares, unadjusted for sales charges.)

Q     TO WHAT DO YOU ATTRIBUTE THE PORTFOLIOS' RESULTS?

A     One of the largest factors impacting performance was the narrow market in which we found ourselves for much of the year. Growth stocks, especially those of larger companies, dominated the equity market by a large margin, a situation that history has shown cannot continue indefinitely. As part of the fund's long-term investment philosophy, we remained diversified across multiple asset classes rather than bet on the market's short-term direction. In a challenging market, the fund's diversification and disciplined investment process helped reduce volatility to a level that was much less than a portfolio of domestic stocks.

  The fund's valuation discipline also worked against us in the past year. When picking stocks, we conduct quantitative analysis to evaluate several factors, including a company's price-to-earnings and price-to-book ratios, earnings-per-share growth rates and earnings predictability. Historically, these parameters have been effective indicators of a stock's capital appreciation potential. However, in the past year, amid emotional euphoria affecting certain domestic growth stocks and initial public offerings, a systematic investment strategy did not bear as much short-term fruit as we would have liked.

  During the fiscal period, we bought shares of companies that had significantly higher earnings growth rates than those in our composite benchmark. These stocks were also priced at a large discount relative to those in the benchmark. Neither of these factors was rewarded in the marketplace. As such, the portfolios' low price-to-earnings, price-to-book and price-to-revenue ratios relative to the benchmark hurt performance.

Q     TECHNOLOGY STOCKS HAVE BEEN IN THE LIMELIGHT FOR THE PAST FEW YEARS. HOW
DID THIS SECTOR'S PERFORMANCE AND VOLATILITY PLAY OUT DURING FISCAL YEAR 2000?

A     From August 1999 until early March 2000, technology stocks rallied as investors focused on non-cyclical growth companies that they believed would not be hurt by the Federal Reserve Board's efforts to raise U.S. interest rates. Biotechnology and Internet stocks were especially strong during this period.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.
PERFORMANCE UPDATE

PERFORMANCE UPDATE

Concentrated market leadership also translated into weak returns from other sectors, especially cyclical and value stocks.

  However, as the Nasdaq Composite index crossed the 5000 mark for the first time, it gradually became clear to many investors that prices of some technology stocks had become excessive in relation to their earnings potential. Signs also began emerging that the Federal Reserve Board's efforts to cool the U.S. economy's torrid growth rate would affect demand for certain technology products.

  The ides of March proved a critical turning point in market sentiment as investors dethroned Internet stocks with questionable business plans in favor of companies with sustainable earnings growth and selected "old economy" stocks. Equity market leadership broadened out substantially beginning in April.

Q

      CAN YOU EXPLAIN THE DIFFERENCE IN PERFORMANCE AMONG KEMPER HORIZON 5, KEMPER HORIZON 10+ AND KEMPER HORIZON 20+ FOR FISCAL 2000?

A
      By maintaining a 60 percent weighting in shorter-term fixed-income securities in fiscal year 2000, Kemper Horizon 5 was in a good position to preserve principal amid a rising interest-rate environment and a volatile domestic equity market. During the period, the Federal Reserve Board increased the federal funds rate -- the rate banks charge each other for overnight loans -- to 6.50 percent, the highest rate in nine years.

  Kemper Horizon 10+ maintained a 40 percent weighting in a basket of shorter-term fixed-income securities, while Kemper Horizon 20+ had a 20 percent fixed-income weighting. Because it had the highest exposure to a broad mix of domestic and international equities of the three portfolios, the results of Kemper Horizon 20+ were the lowest for the fiscal period.

Q

      GIVEN THESE DYNAMIC MARKET CONDITIONS, WHAT STRATEGY DID YOU EMPLOY TO KEEP THE FUND'S PORTFOLIO COMPOSITION IN LINE WITH ITS UNMANAGED BENCHMARK?

A
      By not attempting to guess that one asset class would outperform another, we avoided much of the volatility associated with this past March's technology sector setback. We attempted to derive the fund's returns from a relatively steady asset-allocation mix. At the same time, we adjusted the mix slightly so that each portfolio's composition remained in line with its respective composite benchmark. This attempt to reduce so-called tracking errors is a portfolio management technique that is often employed by institutional investors.

Q

      HOW DID SOME OF THE SECTORS IN WHICH YOU INVESTED HELP OR HURT
PERFORMANCE?

A
      Our positioning in financial services stocks hurt performance. This sector was weighed down by concerns over rising interest rates and the outlook for corporate earnings, which appeared to rely too heavily on investment gains.

  Our limited exposure to technology stocks also hurt performance. As we mentioned earlier, this sector accounted for most of the stock market's gains during the fiscal period.

  On a positive note, greater exposure to the health care sector helped us. We saw a big turnaround in health care stocks in the first half of 2000, which we attribute to investors' desire to own more defensive stocks.

Q

      WHAT WERE CONDITIONS LIKE IN THE INTERNATIONAL STOCK MARKET DURING THE 12 MONTHS ENDED JULY 31, 2000?

A
      International growth stocks delivered better performance than international value stocks over the entire 12-month period. However, between January and July, international value stocks outperformed growth stocks by roughly 5 percent. Europe was one of the best-performing regions in the latter half of our fiscal period. Japan, which had been charging ahead earlier in the year, fell behind Europe during the annual period.

    PORTFOLIO EQUITY CHARACTERISTICS                                                                           FOR THE
       BASED ON MONTHLY AVERAGES                            FOR KEMPER HORIZON FUND:                         BENCHMARK:
    PRICE-TO-EARNINGS RATIO               20.1                                                                   27.5
 ...............................................................................................................................
    PRICE-TO-BOOK RATIO                   3.1                                                                     3.5
 ...............................................................................................................................
    PRICE-TO-REVENUE RATIO                1.1                                                                     1.6
 ...............................................................................................................................
    EARNINGS-PER-SHARE GROWTH RATE        18.6%                                                                  17.2%
 ...............................................................................................................................

PERFORMANCE UPDATE

Q

      HOW DID THE INTERNATIONAL STOCK COMPONENT OF THE PORTFOLIOS PERFORM?

A
      The international stock portion of the portfolios delivered returns that were fairly consistent with the benchmark MSCI EAFE index. This had a positive impact on our performance.

  As we repositioned the portfolios in March to more closely track the fund's unmanaged composite benchmark, we steered clear of making any large country bets. The international component is very well diversified in more than 20 established countries, including Hong Kong, Japan, France, Germany, the United Kingdom, the Netherlands and Italy. In fact, the same countries represented in the MSCI EAFE index are represented in the three Horizon Fund portfolios.

Q

      EACH OF THE KEMPER HORIZON FUND PORTFOLIOS ALSO INVESTS IN FIXED-INCOME SECURITIES WITH AN AVERAGE MATURITY OF LESS THAN THREE YEARS. HOW DID THIS PART OF THE FUND FARE?

A
      The fixed-income component of the portfolios always consists of the highest quality securities available. This includes U.S. Treasuries and federal agency issues. The objective is to provide income and relative stability. We strive to keep the average duration on the shorter side -- between one year and three years. The shorter the duration, the less impact changes in interest rates will have on the fund's bond component. Currently, the average duration is about two and one-quarter years. We're comfortable with that duration given recent signs that the Fed may be close to finishing raising interest rates in the near term.

Q

      WHAT DO YOU THINK IS THE BIGGEST ADVANTAGE OF DIVERSIFYING THE KEMPER HORIZON FUND PORTFOLIOS ACROSS ASSET CLASSES?

A
      Without a doubt, diversification gives us the ability to better manage risk. We can gauge portfolio risk using a statistical measure called "standard deviation." The higher the numeric value, the greater the risk. For year ended July 31, 2000, Kemper Horizon 20+ had a standard deviation of 10.47, compared with 15.00 for the unmanaged Standard & Poor's 500 index. That means that the most aggressive Horizon Fund portfolio had a risk profile that was 30 percent lower than that of a portfolio of large-cap domestic equities. Horizon 10+'s standard deviation for the same period was 7.29, while Horizon 5 had a standard deviation of 5.09.

Q

      WHAT IS YOUR OUTLOOK FOR THE MARKETS FOR THE MONTHS AHEAD?

A
      While we believe that international stocks will be the dominant-performing asset category over the next 12 months, we aren't putting all of our eggs in that basket. We are mindful of the fact that many Horizon Fund investors use the fund as a vehicle for their retirement nest egg, and we will continue to structure the portfolios in ways that we believe can provide the potential for attractive results over the long term.

                                                                                                           TOTAL RETURN%
                 INDEX                                          BENCHMARK FOR:                           (7/31/99-8/1/00)
    RUSSELL 1000(R) GROWTH               LARGE-CAP GROWTH STOCKS                                               24.38%
 ..............................................................................................................................
    RUSSELL 1000(R) VALUE                LARGE-CAP VALUE STOCKS                                                -5.00
 ..............................................................................................................................
    RUSSELL 2000(R) GROWTH               SMALL-CAP GROWTH STOCKS                                               21.13
 ..............................................................................................................................
    RUSSELL 2000(R) VALUE                SMALL-CAP VALUE STOCKS                                                 4.85
 ..............................................................................................................................
    MSCI EAFE INDEX                      INTERNATIONAL STOCKS IN DEVELOPED MARKETS                              9.27
 ..............................................................................................................................
    MERRILL LYNCH 1-3 YEAR TREASURY      SHORT-TERM BONDS                                                       5.24
 ..............................................................................................................................

 LARGE-CAP GROWTH STOCKS, AS REPRESENTED BY THE RUSSELL 1000(R) GROWTH INDEX, OUTPERFORMED ALL OTHER ASSET CLASSES FOR THE YEAR ENDED JULY 31, 2000. WITHIN THE SMALL-CAP MARKET, THERE WAS SIGNIFICANT DISPARITY BETWEEN THE RETURNS OF SMALL-CAP GROWTH (RUSSELL 2000(R) GROWTH) AND SMALL-CAP VALUE (RUSSELL 2000(R) VALUE) STOCKS.

 SOURCE: LIPPER, INC. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INDICES ARE UNMANAGED POOLS OF ASSETS THAT ARE NOT AVAILABLE FOR DIRECT INVESTMENT, AND DO NOT REPRESENT THE PERFORMANCE OF ANY KEMPER FUND.

TERMS TO KNOW

CAPITALIZATION/MARKET CAPITALIZATION A measure of the current market value of a company's publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

CYCLICAL COMPANY A business whose operations have a high degree of economic sensitivity. At the start of an economic expansion, cyclical stocks may rise quickly; as an economy slows, stocks of cyclical companies may fall quickly. Cyclical stocks include industrial machinery, basic materials, automobiles, construction and certain retailers.

DURATION A measure of the interest-rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

FEDERAL FUNDS RATE The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. The Federal funds rate is often considered the most sensitive indicator of the direction of interest rates.

GROWTH COMPANY A company enjoying a strong, long-term expansion of sales or market share. Stocks of growth companies generally trade at prices based on a multiple of the company's future growth in sales, cash flow or earnings rather than its historical record of earnings or measures of value such as dividend yield.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one-to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10-to 30-year maturities). Historically, an inverted yield curve has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

TRACKING ERROR A measure of the degree to which a portfolio's asset allocation strategy and performance deviate from the composition and performance of an unmanaged benchmark index or composite of unmanaged indices.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

KEMPER HORIZON 20+ PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR THE PERIOD ENDED JULY 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   3-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------
    KEMPER HORIZON 20+ PORTFOLIO CLASS A     -9.35%    0.97%       7.78%       (since 12/29/95)
 ...................................................................................................
    KEMPER HORIZON 20+ PORTFOLIO CLASS B     -7.29     1.55        7.94        (since 12/29/95)
 ...................................................................................................
    KEMPER HORIZON 20+ PORTFOLIO CLASS C     -5.07     1.90        8.11        (since 12/29/95)
 ...................................................................................................

KEMPER HORIZON 20+ FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/95 to 7/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                         KEMPER HORIZON 20+    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS A(1)      BOND INDEX(1)        500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                       9425.00               10000.00               10000.00               10000.00
                                              10848.00               11679.00               12026.00               10290.00
12/31/97                                      12899.00               14863.00               15756.00               11294.00
                                              14316.00               18439.00               19957.00               12366.00
12/31/99                                      15212.00               21503.00               23854.00               12099.00
7/31/00                                       14106.00               21132.00               23230.00               12736.00

KEMPER HORIZON 20+ FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/31/95 to 7/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                         KEMPER HORIZON 20+    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS B(1)      BOND INDEX(1)        500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11398.00               11679.00               12026.00               10290.00
12/31/97                                      13425.00               14863.00               15756.00               11294.00
                                              14799.00               18439.00               19957.00               12366.00
12/31/99                                      15604.00               21503.00               23854.00               12099.00
7/31/00                                       14205.00               21132.00               23230.00               12736.00

KEMPER HORIZON 20+ FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/31/95 to 7/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                         KEMPER HORIZON 20+    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS C(1)      BOND INDEX(1)        500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11406.00               11679.00               12026.00               10290.00
12/31/97                                      13443.00               14863.00               15756.00               11294.00
                                              14783.00               18439.00               19957.00               12366.00
12/31/99                                      15553.00               21503.00               23854.00               12099.00
7/31/00                                       14305.00               21132.00               23230.00               12736.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  ALL DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 5.75%. FOR CLASS B
  SHARES THE MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC) IS 4%. CLASS C
  SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  TOTAL RETURN REFLECTS ANNUALIZED
  CHANGE, WHILE TOTAL RETURN REFLECTS
  AGGREGATE CHANGE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS TABLE AT THE END OF THIS
  REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. EACH
    PORTFOLIO IS COMPARED WITH THE
    STANDARD & POOR'S 500 INDEX (S&P
    500) AND THE LEHMAN BROTHERS
    GOVERNMENT/ CORPORATE BOND INDEX.
    KEMPER HORIZON 20+ PORTFOLIO IS
    COMPARED WITH A BLEND OF 80% S&P 500
    AND 20% LEHMAN BROTHERS GOVERNMENT/
    CORPORATE KEMPER HORIZON 10+
    PORTFOLIO IS COMPARED WITH A BLEND
    OF 60% S&P 500 AND 40% LEHMAN
    BROTHERS GOVERNMENT/CORPORATE.
    KEMPER HORIZON 5 PORTFOLIO IS
    COMPARED WITH A BLEND OF 40% S&P 500
    AND 60 PERCENT LEHMAN BROTHERS
    GOVERNMENT/CORPORATE. IN COMPARING
    KEMPER HORIZON FUND WITH THE BLENDED
    INDICES, YOU SHOULD NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX IS AN UNMANAGED
  INDEX COMPRISED OF INTERMEDIATE-AND
  LONG-TERM GOVERNMENT AND
  INVESTMENT-GRADE CORPORATE DEBT
  SECURITIES. SOURCE IS WIESENBERGER(R).

INVESTORS CANNOT ACTUALLY MAKE
INVESTMENTS IN THE TWO INDICES.

STATISTICS FOR 20+ PORTFOLIO                    LARGEST HOLDINGS

PORTFOLIO COMPOSITION

    KEMPER HORIZON 20+                      ON 7/31/00         ON 7/31/99
    DOMESTIC STOCKS                            55.3%              55.0%
 ..............................................................................
    FOREIGN STOCKS                             23.6               23.0
 ..............................................................................
    U.S. TREASURY BONDS                        20.1               20.0
 ..............................................................................
    CASH AND EQUIVALENTS                        1.0                2.0
------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 7.0 PERCENT OF TOTAL NET ASSETS ON JULY 31, 2000

HOLDING                                      PERCENT
GENERAL ELECTRIC
                                              1.6%
----------------------------------------------------
CISCO SYSTEMS
                                              1.6%
----------------------------------------------------
INTEL
                                              1.6%
----------------------------------------------------
CITIGROUP
                                              1.2%
----------------------------------------------------
MICROSOFT
                                              1.0%
----------------------------------------------------

* Portfolio composition and holdings are subject to change.

PERFORMANCE UPDATE

KEMPER HORIZON 10+ PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR THE PERIOD ENDED JULY 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                              1-YEAR   3-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------------
    KEMPER HORIZON 10+ PORTFOLIO CLASS A      -6.64%    2.59%       7.59%       (since 12/29/95)
 ....................................................................................................
    KEMPER HORIZON 10+ PORTFOLIO CLASS B      -4.46     3.15        7.74        (since 12/29/95)
 ....................................................................................................
    KEMPER HORIZON 10+ PORTFOLIO CLASS C      -1.90     3.64        7.97        (since 12/29/95)
 ....................................................................................................

KEMPER HORIZON 10+ PORTFOLIO CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/29/95 to 7/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                         KEMPER HORIZON 10+    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS A(1)      BOND INDEX(1)        500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                       9425.00               10000.00               10000.00               10000.00
                                              10584.00               11332.00               12026.00               10290.00
12/31/97                                      12275.00               13971.00               15756.00               11294.00
                                              13796.00               16921.00               19957.00               12366.00
12/31/99                                      14572.00               19152.00               23854.00               12099.00
7/31/00                                       13991.00               19033.00               23230.00               12736.00

KEMPER HORIZON 10+ PORTFOLIO CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/29/95 to 7/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                         KEMPER HORIZON 10+    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS B(1)      BOND INDEX(1)        500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11152.00               11332.00               12026.00               10290.00
12/31/97                                      12827.00               13971.00               15756.00               11294.00
                                              14284.00               16921.00               19957.00               12366.00
12/31/99                                      14956.00               19152.00               23854.00               12099.00
7/31/00                                       14088.00               19033.00               23230.00               12736.00

KEMPER HORIZON 10+ PORTFOLIO CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/29/95 to 7/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                         KEMPER HORIZON 10+    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS C(1)      BOND INDEX(1)          500 STOCK INDEX+         BOND INDEX++
                                         ------------------    --------------------    -----------------     --------------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11146.00               11332.00               12026.00               10290.00
12/31/97                                      12796.00               13971.00               15756.00               11294.00
                                              14252.00               16921.00               19957.00               12366.00
12/31/99                                      14900.00               19152.00               23854.00               12099.00
7/31/00                                       14219.00               19033.00               23230.00               12736.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  ALL DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 5.75%. FOR CLASS B
  SHARES THE MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC) IS 4%. CLASS C
  SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  TOTAL RETURN REFLECTS ANNUALIZED
  CHANGE, WHILE TOTAL RETURN REFLECTS
  AGGREGATE CHANGE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS TABLE AT THE END OF THIS
  REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. EACH
    PORTFOLIO IS COMPARED WITH THE
    STANDARD & POOR'S 500 INDEX (S&P
    500) AND THE LEHMAN BROTHERS
    GOVERNMENT/CORPORATE BOND INDEX.
    KEMPER HORIZON 20+ PORTFOLIO IS
    COMPARED WITH A BLEND OF 80% S&P 500
    AND 20% LEHMAN BROTHERS
    GOVERNMENT/CORPORATE. KEMPER HORIZON
    10+ PORTFOLIO IS COMPARED WITH A
    BLEND OF 60% S&P 500 AND 40% LEHMAN
    BROTHERS GOVERNMENT/CORPORATE.
    KEMPER HORIZON 5 PORTFOLIO IS
    COMPARED WITH A BLEND OF 40% S&P 500
    AND 60 PERCENT LEHMAN BROTHERS
    GOVERNMENT/CORPORATE. IN COMPARING
    KEMPER HORIZON FUND WITH THE BLENDED
    INDICES, YOU SHOULD NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX IS AN UNMANAGED
  INDEX COMPRISED OF INTERMEDIATE AND
  LONG-TERM GOVERNMENT AND INVESTMENT
  GRADE CORPORATE DEBT SECURITIES.
  SOURCE IS WIESENBERGER(R).

INVESTORS CANNOT ACTUALLY MAKE
INVESTMENTS IN THE TWO INDICES.

STATISTICS FOR 10+ PORTFOLIO                    LARGEST HOLDINGS

PORTFOLIO COMPOSITION*

    KEMPER HORIZON 10+ PORTFOLIO            ON 7/31/00         ON 7/31/99
    DOMESTIC STOCKS                            41.3%              42.0%
 ..............................................................................
    FOREIGN STOCKS                             17.0               18.0
 ..............................................................................
    U.S. TREASURY BONDS                        40.2               38.0
 ..............................................................................
    CASH AND EQUIVALENTS                        1.5                2.0
------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 5.3 PERCENT OF TOTAL NET ASSETS ON JULY 31, 2000

HOLDING                                                 PERCENT
CISCO SYSTEMS
                                                         1.2%
---------------------------------------------------------------
GENERAL ELECTRIC
                                                         1.2%
---------------------------------------------------------------
INTEL
                                                         1.2%
---------------------------------------------------------------
CITIGROUP
                                                         0.9%
---------------------------------------------------------------
MICROSOFT
                                                         0.8%
---------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PERFORMANCE UPDATE

KEMPER HORIZON 5 PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR THE PERIOD ENDED JULY 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   3-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------
    KEMPER HORIZON 5 PORTFOLIO CLASS A       -5.41%    2.28%       5.82%       (since 12/29/95)
 ...................................................................................................
    KEMPER HORIZON 5 PORTFOLIO CLASS B       -3.29     3.03        6.12        (since 12/29/95)
 ...................................................................................................
    KEMPER HORIZON 5 PORTFOLIO CLASS C       -0.63     3.51        6.39        (since 12/29/95)
 ...................................................................................................

KEMPER HORIZON 5 PORTFOLIO CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/29/95 to 07/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                           KEMPER HORIZON 5    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS A(1)      BOND INDEX(1)        500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                       9425.00               10000.00               10000.00               10000.00
                                              10313.00               10985.00               12026.00               10290.00
12/31/97                                      11532.00               13079.00               15756.00               11294.00
                                              12685.00               15403.00               19957.00               12366.00
12/31/99                                      13260.00               16801.00               23854.00               12099.00
7/31/00                                       12965.00               16934.00               23230.00               12736.00

KEMPER HORIZON 5 PORTFOLIO FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/29/95 to 07/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                           KEMPER HORIZON 5    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS B(1)     BOND INDEX(1)         500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              10870.00               10985.00               12026.00               10290.00
12/31/97                                      12081.00               13079.00               15756.00               11294.00
                                              13214.00               15403.00               19957.00               12366.00
12/31/99                                      13700.00               16801.00               23854.00               12099.00
7/31/00                                       13141.00               16934.00               23230.00               12736.00

KEMPER HORIZON 5 PORTFOLIO FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/29/95 to 07/31/00
[LINE GRAPH]

                                                                COMBINED STANDARD
                                                                & POOR'S 500 STOCK
                                                                 INDEX AND LEHMAN
                                                                     BROTHERS                                  LEHMAN BROTHERS
                                           KEMPER HORIZON 5    GOVERNMENT/CORPORATE    STANDARD & POOR'S     GOVERNMENT/CORPORATE
                                         PORTFOLIO CLASS C(1)      BOND INDEX(1)        500 STOCK INDEX+         BOND INDEX++
                                         --------------------  --------------------    -----------------     --------------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              10859.00               10985.00               12026.00               10290.00
12/31/97                                      12058.00               13079.00               15756.00               11294.00
                                              13204.00               15403.00               19957.00               12366.00
12/31/99                                      13665.00               16801.00               23854.00               12099.00
7/31/00                                       13291.00               16934.00               23230.00               12736.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUES WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 * AVERAGE ANNUAL TOTAL RETURN AND TOTAL
   RETURN MEASURE NET INVESTMENT INCOME
   AND CAPITAL GAIN OR LOSS FROM
   PORTFOLIO INVESTMENTS OVER THE
   PERIODS SPECIFIED, ASSUMING
   REINVESTMENT OF ALL DIVIDENDS AND,
   WHERE INDICATED, ADJUSTMENT FOR THE
   MAXIMUM SALES CHARGE. THE MAXIMUM
   SALES CHARGE FOR CLASS A SHARES IS
   5.75%. FOR CLASS B SHARES THE MAXIMUM
   CONTINGENT DEFERRED SALES CHARGE
   (CDSC) IS 4%. CLASS C SHARES HAVE NO
   SALES CHARGE ADJUSTMENT, BUT
   REDEMPTIONS WITHIN ONE YEAR OF
   PURCHASE MAY BE SUBJECT TO A
   CONTINGENT DEFERRED SALES CHARGE OF
   1%. SHARE CLASSES INVEST IN THE SAME
   UNDERLYING PORTFOLIO. AVERAGE ANNUAL
   TOTAL RETURN REFLECTS ANNUALIZED
   CHANGE, WHILE TOTAL RETURN REFLECTS
   AGGREGATE CHANGE. DURING THE PERIODS
   NOTED, SECURITIES PRICES FLUCTUATED.
   FOR ADDITIONAL INFORMATION, SEE THE
   PROSPECTUS, STATEMENT OF ADDITIONAL
   INFORMATION AND THE FINANCIAL
   HIGHLIGHTS TABLE AT THE END OF THIS
   REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. EACH
    PORTFOLIO IS COMPARED WITH THE
    STANDARD & POOR'S 500 INDEX (S&P
    500) AND THE LEHMAN BROTHERS
    GOVERNMENT/CORPORATE BOND INDEX.
    KEMPER HORIZON 20+ PORTFOLIO IS
    COMPARED WITH A BLEND OF 80% S&P 500
    AND 20% LEHMAN BROTHERS
    GOVERNMENT/CORPORATE. KEMPER HORIZON
    10+ PORTFOLIO IS COMPARED WITH A
    BLEND OF 60% S&P 500 AND 40% LEHMAN
    BROTHERS GOVERNMENT/ CORPORATE.
    KEMPER HORIZON 5 PORTFOLIO IS
    COMPARED WITH A BLEND OF 40% S&P 500
    AND 60 PERCENT LEHMAN BROTHERS
    GOVERNMENT/CORPORATE. IN COMPARING
    KEMPER HORIZON FUND WITH THE BLENDED
    INDICES, YOU SHOULD NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE: WIESENBERGER(R).

++THE LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX IS AN UNMANAGED
  INDEX COMPRISED OF INTERMEDIATE AND
  LONG-TERM GOVERNMENT AND INVESTMENT
  GRADE CORPORATE DEBT SECURITIES.
  SOURCE: WIESENBERGER(R).

INVESTORS CANNOT ACTUALLY MAKE
INVESTMENTS IN THE TWO INDICES.

STATISTICS FOR 5 PORTFOLIO                      LARGEST HOLDINGS

PORTFOLIO COMPOSITION*

    HORIZON 5                             ON 7/31/00          ON 7/31/99
    DOMESTIC STOCKS                           26.7%               29.0%
 ..............................................................................
    FOREIGN STOCKS                            11.7                12.0
 ..............................................................................
    U.S. TREASURY BONDS                       59.2                59.0
 ..............................................................................
    CASH AND EQUIVALENTS                       2.4                  --
------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 3.5 PERCENT OF TOTAL NET ASSETS ON JULY 31, 2000

HOLDING                                                 PERCENT
GENERAL ELECTRIC
                                                         0.8%
---------------------------------------------------------------
CISCO SYSTEMS
                                                         0.8%
---------------------------------------------------------------
INTEL
                                                         0.8%
---------------------------------------------------------------
CITIGROUP
                                                         0.6%
---------------------------------------------------------------
MICROSOFT
                                                         0.5%
---------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 20+, 10+ AND 5
Portfolio of Investments at July 31, 2000

                                                                                             HORIZON 20+ PORTFOLIO
        REPURCHASE AGREEMENTS--0.0%,                                                   PRINCIPAL
                1.0% AND 0.8%                                                           AMOUNT              VALUE
                                                           SECURITY NAME
                                             State Street Bank and Trust Company,
                                             6.530%, to be repurchased at $0, $951,173
                                             and $505,092 on 8/1/2000**
                                             (Cost $0, $951,000 and $505,000)          $     --          $         --
-------------------------------------------------------------------------------------------------------------------------

                          COMMERCIAL PAPER--0.5%, 0.5% AND 1.6%
                                             Xerox Credit Corp., 6.720%, 8/1/2000
                                             (Cost $500,000, $500,000 and $1,000,000)   500,000               500,000
-------------------------------------------------------------------------------------------------------------------------

                      U.S. TREASURY AND AGENCIES OBLIGATIONS--20.5%,
                                     40.2% AND 59.2%

    U.S. TREASURY SECURITIES--16.1%,
    33.6% AND 46.9%
                                             U.S. Treasury Note:
                                             6.125%, 12/31/2001                              --                    --
                                             6.25%, 02/28/2002                         1,730,000            1,726,488
                                             6.5%, 05/31/2001                          1,820,000            1,820,000
                                             6.625%, 07/31/2001                        6,165,000            6,172,706
                                             7.875%, 11/15/2004                        1,606,000            1,702,103
                                             8.0%, 05/15/2001                          2,900,000            2,932,625
                                             8.5%, 11/15/2000                           915,000               920,142
                                             ----------------------------------------------------------------------------
                                                                                                           15,274,064
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MORTGAGED BACKED SECURITIES--4.4%,
    6.6% AND 12.3%
                                             Federal National Mortgage Association,
                                             5.625%, 5/15/2004                         3,170,000            3,026,843
                                             Government National Mortgage Association,
                                             6.50%, 3/16/2014                           845,360               842,190
                                             Federal Home Loan Mortgage Corp., 6.50%,
                                             10/17/2014                                 282,846               281,785
                                             ----------------------------------------------------------------------------
                                                                                                            4,150,818
                                             ----------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY AND AGENCIES OBLIGATIONS
                                             (Cost $20,030,495, $40,226,561 and $37,605,955)               19,424,882
                                             ----------------------------------------------------------------------------

                                                                                        NUMBER
                          COMMON STOCKS--78.8%, 58.2% AND 38.3%                        OF SHARES

    CONSUMER DISCRETIONARY--5.0%, 3.9%
    AND 2.3%
    APPAREL & SHOES--0.3%, 0.2% AND 0.1%
                                             Jones Apparel Group, Inc.*                   4,922               112,591
                                             Payless ShoeSource, Inc.                     1,400                72,275
                                             Reebok International Ltd.*                   6,600               111,375
                                             ----------------------------------------------------------------------------
                                                                                                              296,241

    DEPARTMENT & CHAIN STORES--3.0%, 2.4%
      AND 1.5%
                                             Ames Department Stores, Inc.*                3,100                22,087
                                             AnnTaylor Stores Corp.*                      4,100               115,825
                                             Best Buy Co., Inc.*                          1,000                72,750
                                             Burlington Coat Factory Warehouse Corp.      9,100               106,925
                                             Charming Shoppes, Inc.*                     39,200               220,500
                                             Dillard's, Inc.                             12,000               164,250
                                             Home Depot, Inc.                            11,000               569,250

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             PRINCIPAL                                               PRINCIPAL
              AMOUNT                 VALUE                            AMOUNT                 VALUE
             $951,000             $   951,000                        $505,000             $   505,000
------------------------------------------------------------------------------------------------------------------


              500,000                 500,000                        1,000,000              1,000,000
------------------------------------------------------------------------------------------------------------------



                   --                      --                        7,325,000              7,295,260
             8,155,000              8,138,445                              --                      --
             5,220,000              5,220,000                        6,085,000              6,085,000
             6,657,000              6,575,209                        6,440,000              6,448,050
             3,518,000              3,728,517                        6,585,000              6,979,046
             8,715,000              8,813,044                        2,290,000              2,315,763
                   --                      --                              --                      --
------------------------------------------------------------------------------------------------------------------
                                   32,475,215                                              29,123,119
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

             4,315,000              4,120,135                        5,915,000              5,647,879
             1,755,748              1,749,164                        1,734,072              1,727,569
              558,451                 556,356                         300,043                 298,918
------------------------------------------------------------------------------------------------------------------
                                    6,425,655                                               7,674,366
------------------------------------------------------------------------------------------------------------------
                                   38,900,870                                              36,797,485
------------------------------------------------------------------------------------------------------------------

              NUMBER                                                  NUMBER
             OF SHARES                                               OF SHARES
                4,918                 112,499                           1,605                  36,714
                   --                      --                              --                      --
                4,000                  67,500                           1,700                  28,688
------------------------------------------------------------------------------------------------------------------
                                      179,999                                                  65,402
                2,500                  17,813                           1,200                   8,550
                3,330                  93,225                           1,500                  42,375
                  600                  43,650                             300                  21,825
                6,900                  81,075                           3,400                  39,950
               28,200                 158,625                          12,300                  69,187
                9,000                 123,187                           4,000                  54,750
                9,900                 512,325                           3,650                 188,888

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                         NUMBER OF
                                                                                         SHARES              VALUE
                                             Kingfisher PLC                               14,700           $  123,422
                                             Longs Drug Stores, Inc.                      11,400              230,850
                                             May Department Stores                         6,000              142,500
                                             Neiman Marcus Group, Inc.*                    5,700              188,100
                                             Pacific Sunwear of California, Inc.*          3,600               54,450
                                             W.H. Smith Group PLC                         15,300               86,940
                                             Wal-Mart Stores, Inc.                        13,900              763,631
                                             ----------------------------------------------------------------------------
                                                                                                            2,861,480

    HOME FURNISHINGS--0.3%, 0.2% AND 0.1%
                                             Furniture Brands International, Inc.*        13,100              194,044
                                             Linens 'n Things, Inc.*                       2,300               68,856
                                             ----------------------------------------------------------------------------
                                                                                                              262,900

    RECREATIONAL PRODUCTS--0.3%, 0.2% AND
      0.1%
                                             Fairfield Communities, Inc.*                 16,500              122,718
                                             Nintendo Co., Ltd.                              800              131,481
                                             ----------------------------------------------------------------------------
                                                                                                              254,199

    RESTAURANTS--0.2%, 0.2% AND 0.1%
                                             Applebee's International, Inc.                3,900               86,531
                                             Ryan's Family Steak Houses, Inc.*            14,100              128,663
                                             ----------------------------------------------------------------------------
                                                                                                              215,194

    SPECIALTY RETAIL--0.9%, 0.7% AND 0.4%
                                             AutoZone, Inc.*                               4,900              112,087
                                             Avis Rent A Car, Inc.*                        3,400               76,075
                                             Central Garden & Pet Co.*                    10,500               77,438
                                             Family Dollar Stores, Inc.                    6,100              102,937
                                             Michael Stores, Inc.*                         3,600              155,925
                                             New England Business Service, Inc.            6,100              126,575
                                             Pier 1 Imports, Inc.                          7,600               90,725
                                             The Finish Line, Inc. "A"*                    3,600               29,025
                                             Trans World Entertainment Corp.*              2,400               28,950
                                             ----------------------------------------------------------------------------
                                                                                                              799,737
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--3.4%, 2.2% AND 1.6%
    ALCOHOL & TOBACCO--0.6%, 0.4% AND
      0.4%
                                             Imperial Tobacco Group PLC                   12,600              122,793
                                             Philip Morris Companies, Inc.                 1,650               41,663
                                             SEITA                                         2,600              112,032
                                             UST, Inc.                                     6,300               91,350
                                             Universal Corp.                               7,100              157,531
                                             ----------------------------------------------------------------------------
                                                                                                              525,369

    CONSUMER ELECTRONIC &
      PHOTOGRAPHIC--0.4%, 0.3% AND 0.2%
                                             Sanyo Electric Co., Ltd.                     19,000              140,155
                                             Sony Corp.                                    2,800              257,733
                                             ----------------------------------------------------------------------------
                                                                                                              397,888

    CONSUMER SPECIALTIES--0.3%, 0.2% AND
      0.2%
                                             American Greeting Corp. "A"                  11,000              187,000
                                             Duane Reade, Inc.*                            5,600              128,100
                                             ----------------------------------------------------------------------------
                                                                                                              315,100

    FOOD & BEVERAGE--1.5%, 0.8% AND 0.5%
                                             Coca-Cola Co.                                 9,300              570,206
                                             Dean Foods Co.                                1,800               62,663
                                             Farmer Brothers Co.                             500               88,000
                                             Michael Foods, Inc.                           6,600              158,400
                                             SUPERVALU, Inc.                               9,400              166,263
                                             Seaboard Corp.                                  700              142,800
                                             Smithfield Foods, Inc.*                       5,800              164,938
                                             Suiza Foods Corp.*                            2,100               97,388
                                             ----------------------------------------------------------------------------
                                                                                                            1,450,658

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE
               15,300             $    128,460                         3,200             $     26,867
                7,800                  157,950                         3,200                   64,800
                6,000                  142,500                         2,750                   65,313
                5,000                  165,000                         1,900                   62,700
                2,300                   34,788                         1,000                   15,125
                   --                       --                         6,400                   36,367
               12,100                  664,744                         4,700                  258,206
------------------------------------------------------------------------------------------------------------------
                                     2,323,342                                                954,903

                9,600                  142,200                         3,900                   57,769
                1,700                   50,894                           900                   26,944
------------------------------------------------------------------------------------------------------------------
                                       193,094                                                 84,713

               12,900                   95,944                         5,400                   40,163
                  500                   82,176                           300                   49,305
------------------------------------------------------------------------------------------------------------------
                                       178,120                                                 89,468

                2,300                   51,031                         1,300                   28,844
               10,300                   93,988                         4,100                   37,413
------------------------------------------------------------------------------------------------------------------
                                       145,019                                                 66,257

                5,800                  132,675                         2,000                   45,750
                3,400                   76,075                         1,100                   24,613
                8,700                   64,163                         3,300                   24,337
                6,900                  116,437                         2,200                   37,125
                2,800                  121,275                         1,000                   43,313
                4,900                  101,675                         2,000                   41,500
                4,400                   52,525                         2,400                   28,650
                3,900                   31,444                           700                    5,644
                1,100                   13,269                           700                    8,444
------------------------------------------------------------------------------------------------------------------
                                       709,538                                                259,376
------------------------------------------------------------------------------------------------------------------

               20,100                  195,884                         7,900                   76,989
                1,350                   34,088                         1,550                   39,138
                   --                       --                         1,400                   60,325
                   --                       --                         2,900                   42,050
                5,700                  126,469                         1,600                   35,500
------------------------------------------------------------------------------------------------------------------
                                       356,441                                                254,002

               13,000                   95,896                         4,000                   29,506
                2,400                  220,914                         1,000                   92,048
------------------------------------------------------------------------------------------------------------------
                                       316,810                                                121,554
                8,600                  146,200                         3,800                   64,600
                3,300                   75,487                         1,700                   38,887
------------------------------------------------------------------------------------------------------------------
                                       221,687                                                103,487
                6,500                  398,531                         2,800                  171,675
                   --                       --                            --                       --
                   --                       --                           300                   52,800
                3,200                   76,800                           900                   21,600
                   --                       --                         1,200                   21,225
                  500                  102,000                           100                   20,400
                3,000                   85,313                         1,500                   42,656
                1,900                   88,113                           700                   32,463
------------------------------------------------------------------------------------------------------------------
                                       750,757                                                362,819

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE

    PACKAGE GOODS/ COSMETICS--0.4%, 0.2%
      AND 0.2%
                                             Chattem, Inc.*                               3,400          $     41,650
                                             Gillette Co.                                 2,100                61,294
                                             Procter & Gamble Co.                         5,000               284,375
                                             ----------------------------------------------------------------------------
                                                                                                              387,319

    TEXTILES--0.2%, 0.3% AND 0.1%
                                             VF Corp.                                     9,800               215,600
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--9.4%, 6.5% AND 4.3%
    BIOTECHNOLOGY--1.2%, 0.9% AND 0.6%
                                             Amgen, Inc.                                  3,400               220,787
                                             Bio-Rad Laboratories, Inc. "A"*              4,100                96,863
                                             Biogen, Inc.*                                1,800                95,400
                                             CYTOGEN Corp.*                               8,300                52,912
                                             Cell Genesys, Inc.*                          3,800                80,987
                                             Curagen Corp.*                               2,100                72,843
                                             Enzo Biochem, Inc.*                          1,100                58,644
                                             Enzon, Inc.*                                 2,000                89,500
                                             Gene Logic, Inc.*                            2,800                54,600
                                             Myraid Genetics, Inc.*                         900               119,531
                                             Nanogen, Inc.*                               2,200                58,300
                                             Pharmacia Corp.                              2,300               125,925
                                             Triangle Pharmaceuticals, Inc.*              3,500                31,719
                                             ----------------------------------------------------------------------------
                                                                                                            1,158,011

    HEALTH INDUSTRY SERVICES--0.9%, 0.5%
      AND 0.4%
                                             Aegon NV                                     4,000               152,560
                                             Aurora Biosciences Corp.*                    1,400               112,700
                                             Cardinal Health, Inc.                        4,812               353,682
                                             Hanger Orthopedic Group, Inc.*              10,300                41,844
                                             MedQuist, Inc.*                                811                17,437
                                             Wellpoint Health Networks, Inc.*             2,000               174,375
                                             ----------------------------------------------------------------------------
                                                                                                              852,598

    HOSPITAL MANAGEMENT--0.3%, 0.3% AND
      0.2%
                                             Coventry Health Care, Inc.*                  9,300               155,775
                                             Universal Health Services, Inc.*             1,900               128,013
                                             ----------------------------------------------------------------------------
                                                                                                              283,788

    MEDICAL SUPPLY & SPECIALTY--0.7%,
      0.7% AND 0.4%
                                             ArthroCare Corp.*                            2,800               101,675
                                             C.R. Bard, Inc.                              4,500               225,281
                                             Cytyc Corp.*                                   500                24,000
                                             Medtronic, Inc.                              3,800               194,038
                                             NBTY, Inc.*                                  9,200                58,650
                                             VISX, Inc.*                                  3,900                98,231
                                             ----------------------------------------------------------------------------
                                                                                                              701,875

    PHARMACEUTICALS--6.1%, 3.9% AND 2.6%
                                             Advance Paradigm, Inc.*                      2,200                54,312
                                             Alpharma, Inc.                               2,100               137,550
                                             AmeriSource Health Corp.*                    3,100               108,306
                                             American Home Products Corp.                 6,700               355,518
                                             Bristol-Myers Squibb Co.                     5,400               267,975
                                             CV Therapeutics, Inc.*                       1,800               104,625
                                             Cubist Pharmaceuticals, Inc.*                2,200                99,275
                                             Eli Lilly & Co.                              4,600               477,825
                                             Glaxo Wellcome PLC                          11,100               319,864
                                             Johnson & Johnson                            3,900               362,944
                                             Jones Pharma, Inc.                           2,850                93,159
                                             King Pharmaceuticals, Inc.*                    650                19,581
                                             Maxim Pharmaceuticals, Inc.*                 1,500                73,031
                                             Medicis Pharmaceutical Corp.*                1,300                73,125

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE
                3,100             $     37,975                         1,200             $     14,700
                   --                       --                            --                       --
                3,000                  170,625                         1,500                   85,313
------------------------------------------------------------------------------------------------------------------
                                       208,600                                                100,013
               13,100                  288,200                         3,600                   79,200
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                2,800                  181,825                         1,100                   71,431
                3,100                   73,238                         1,000                   23,625
                1,200                   63,600                           500                   26,500
                6,700                   42,712                         2,500                   15,937
                3,300                   70,331                         1,200                   25,575
                1,700                   58,969                           800                   27,750
                  800                   42,650                           300                   15,994
                1,700                   76,075                           600                   26,850
                2,300                   44,850                           900                   17,550
                  600                   79,688                           300                   39,844
                1,600                   42,400                           700                   18,550
                2,200                  120,450                         1,200                   65,700
                2,800                   25,375                         1,000                    9,063
------------------------------------------------------------------------------------------------------------------
                                       922,163                                                384,369
                   --                       --                           800                   30,512
                1,100                   88,550                           400                   32,200
                3,675                  270,113                         1,700                  124,950
               10,800                   43,875                         4,400                   17,875
                  423                    9,094                           282                    6,063
                1,400                  122,063                           600                   52,313
------------------------------------------------------------------------------------------------------------------
                                       533,695                                                263,913
                7,300                  122,275                         3,100                   51,925
                2,200                  148,225                           600                   40,425
------------------------------------------------------------------------------------------------------------------
                                       270,500                                                 92,350
                2,100                   76,256                         1,000                   36,313
                5,900                  295,369                         1,900                   95,118
                  300                   14,400                           100                    4,800
                2,900                  148,081                         1,000                   51,063
                8,100                   51,638                         3,800                   24,225
                3,000                   75,563                         1,200                   30,225
------------------------------------------------------------------------------------------------------------------
                                       661,307                                                241,744
                1,600                   39,500                           700                   17,281
                1,400                   91,700                           600                   39,300
                2,300                   80,356                           800                   27,950
                5,900                  313,069                         2,300                  122,043
                3,300                  163,763                         1,200                   59,550
                1,500                   87,188                           600                   34,875
                1,600                   72,200                           700                   31,587
                3,500                  363,562                         1,400                  145,425
                4,800                  138,319                         2,500                   72,041
                2,300                  214,044                           900                   83,756
                2,250                   73,547                           750                   24,516
                  450                   13,556                           250                    7,531
                1,100                   53,556                           400                   19,475
                1,200                   67,500                           400                   22,500

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE
                                             Merck & Co., Inc.                           10,500          $    752,719
                                             Novartis AG (Registered)                       300               463,156
                                             Pfizer, Inc.                                18,800               810,750
                                             Sankyo Co., Ltd.                             8,000               187,934
                                             Santen Pharmaceutical Co.                    3,000                65,814
                                             Schering-Plough Corp.                        4,600               198,663
                                             SmithKline Beecham PLC                      20,600               265,616
                                             Suzuken Co., LTD                             1,900                62,523
                                             Taisho Pharmaceutical Co., Ltd.              3,000               101,188
                                             Takeda Chemical Industries, Ltd.             3,000               178,245
                                             Yamanouchi Pharmaceutical Co., Ltd.          2,000                93,967
                                             ----------------------------------------------------------------------------
                                                                                                            5,727,665

    MISCELLANEOUS--0.2%, 0.2% AND 0.1%
                                             Trimeris, Inc.*                              1,300                74,263
                                             United Therapeutics Corp.*                   1,300               127,400
                                             ----------------------------------------------------------------------------
                                                                                                              201,663
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--7.9%, 6.0% AND 3.9%
    CELLULAR TELEPHONE--0.4%, 0.3% AND
      0.2%
                                             Leap Wireless International, Inc.*           1,100                69,713
                                             Sprint Corp. (PCS Group)*                    1,600                88,400
                                             Telecom Italia Mobile SPA                   23,000               217,439
                                             ----------------------------------------------------------------------------
                                                                                                              375,552

    TELEPHONE/ COMMUNICATIONS--7.1%, 5.4%
      AND 3.5%
                                             ADC Telecommunications, Inc.*                3,356               140,742
                                             AT&T Corp.                                  13,959               431,856
                                             BCE, Inc.                                    2,300                52,273
                                             BellSouth Corp.                              6,400               254,800
                                             British Telecom PLC                         24,500               323,984
                                             Deutsche Telekom AG                          8,900               390,919
                                             Digital Microwave Corp.*                     1,000                27,187
                                             Ericsson LM "B"                             23,200               453,457
                                             France Telecom S.A.                          3,200               406,035
                                             IDT Corp.*                                   2,200                79,063
                                             ITC DeltaCom, Inc.*                          2,400                40,350
                                             InterDigital Communication Corp.*            3,500                63,000
                                             Intermedia Communications, Inc.*             2,400                42,300
                                             JDS Uniphase Corp.*                          2,000               236,250
                                             Koninklijke Kpn NV                           2,450                88,583
                                             Level 3 Communications, Inc.*                  900                61,594
                                             MGC Communications*                          1,200                54,000
                                             MasTec, Inc.*                                1,000                33,188
                                             MRV Communications Inc.*                     1,900               109,963
                                             NEXTLINK Communications, Inc. "A"*           1,286                42,518
                                             Nokia Oyj                                   11,200               496,302
                                             Nortel Networks Corp.                        1,411               104,943
                                             Oki Electric Industry Co.*                  13,000                82,706
                                             SBC Communications, Inc.                    11,559               491,980
                                             Sirius Satellite Radio, Inc.*                1,300                49,888
                                             Swisscom AG                                    400               133,237
                                             TALK.com, Inc.*                              4,000                20,500
                                             Tekelec*                                       700                27,475
                                             Telecom Italia SpA                          21,530               276,977
                                             Telefonica SA*                              11,400               239,850
                                             Verizon Communications                       7,994               375,718
                                             Viatel, Inc.*                                1,100                15,331
                                             Vodafone AirTouch PLC                      147,600               652,825
                                             WorldCom, Inc.*                              9,700               378,906
                                             Xircom, Inc.*                                2,200                75,213
                                             ----------------------------------------------------------------------------
                                                                                                            6,753,913

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE
                8,900             $    638,019                         3,700             $    265,244
                  200                  308,771                           100                  154,385
               12,675                  546,609                         5,600                  241,500
                3,000                   70,475                         1,000                   23,492
                   --                       --                         1,000                   21,938
                3,800                  164,113                         1,300                   56,144
                9,600                  123,782                         5,300                   68,338
                3,100                  102,011                         1,200                   39,488
                   --                       --                            --                       --
                1,000                   59,415                         1,000                   59,415
                   --                       --                            --                       --
------------------------------------------------------------------------------------------------------------------
                                     3,785,055                                              1,637,774
                1,000                   57,125                           400                   22,850
                  900                   88,200                           500                   49,000
------------------------------------------------------------------------------------------------------------------
                                       145,325                                                 71,850
------------------------------------------------------------------------------------------------------------------
                  600                   38,025                           400                   25,350
                1,700                   93,925                           600                   33,150
               18,100                  171,115                         6,900                   65,232
------------------------------------------------------------------------------------------------------------------
                                       303,065                                                123,732
                3,126                  131,097                         1,032                   43,279
               10,622                  328,618                         5,237                  162,019
                2,300                   52,273                           900                   20,455
                4,200                  167,213                         2,200                   87,587
               22,600                  298,858                         8,000                  105,791
                7,000                  307,464                         2,900                  127,378
                  700                   19,031                           500                   13,594
               20,400                  398,729                         6,400                  125,091
                2,700                  342,592                         1,000                  126,886
                1,800                   64,688                           800                   28,750
                2,200                   36,987                           600                   10,088
                2,800                   50,400                         1,200                   21,600
                2,000                   35,250                           900                   15,863
                1,500                  177,187                           600                   70,875
                2,200                   79,544                           800                   28,925
                  700                   47,906                           300                   20,531
                1,100                   49,500                           400                   18,000
                  700                   23,231                           450                   14,934
                1,500                   86,812                           600                   34,725
                1,158                   38,286                           314                   10,382
                9,200                  407,677                         4,000                  177,251
                1,511                  112,381                           813                   60,467
               11,000                   69,982                         5,000                   31,810
               10,133                  431,286                         4,048                  172,293
                  700                   26,862                           500                   19,188
                   --                       --                           100                   33,309
                3,100                   15,888                         1,300                    6,663
                  700                   27,475                           300                   11,775
               18,200                  234,137                         6,780                   87,223
                4,900                  103,094                         2,900                   61,015
                4,200                  197,400                         1,910                   89,770
                  600                    8,363                           400                    5,575
              125,800                  556,405                        44,300                  195,936
                7,300                  285,156                         2,900                  113,281
                1,900                   64,956                           700                   23,931
------------------------------------------------------------------------------------------------------------------
                                     5,276,728                                              2,176,240

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE

    MISCELLANEOUS--0.4%, 0.3% AND 0.2%
                                             C-Cube Microsystems, Inc.*                   1,800          $     35,887
                                             Emmis Communications "A"                     2,100                75,731
                                             Metricom, Inc.*                              1,800                63,338
                                             Tollgrade Communications, Inc.*              1,300               136,480
                                             VoiceStream Wireless Corp.*                    467                59,893
                                             ----------------------------------------------------------------------------
                                                                                                              371,329
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--13.1%, 10.1%
    AND 6.3%
    BANKS--5.1%, 3.8% AND 2.3%
                                             ABN AMRO Holding NV                         10,400               252,452
                                             Australia & New Zealand Banking Group
                                             Ltd.                                        30,100               227,364
                                             Bank United Corp.                            2,900               105,668
                                             Bank of America Corp.                        4,600               217,925
                                             Bank of Nova Scotia                         10,900               275,212
                                             Bank of Tokyo-Mitsubishi, Ltd.              16,000               162,194
                                             Banque Nationale de Paris                    2,100               207,290
                                             Barclays PLC                                 7,000               158,476
                                             Chase Manhattan Corp.                        7,050               350,297
                                             Christiania Bank og Kreditkasse             25,600               136,355
                                             Credit Suisse Group (Registered)               900               193,296
                                             Dresdner Bank AG                             4,500               207,707
                                             FleetBoston Financial Corp.                 11,000               393,938
                                             Fuji Bank, Ltd.                             12,000                77,660
                                             Lloyds TSB Group PLC                        21,200               189,440
                                             MAF Bancorp, Inc.                            5,500               109,656
                                             National Australia Bank Ltd.                14,800               212,760
                                             PNC Bank Corp.                               3,000               152,625
                                             Royal Bank of Scotland Group plc            10,500               165,613
                                             Sakura Bank, Ltd.                           17,000                98,675
                                             San Paolo -- IMI SpA                        12,100               205,232
                                             Societe Generale                             2,100               130,408
                                             Sumitomo Bank, Ltd.                         11,000               112,011
                                             UBS AG (Registered)                          1,600               230,530
                                             Wells Fargo Co.                              6,900               285,056
                                             ----------------------------------------------------------------------------
                                                                                                            4,857,840

    INSURANCE--3.0%, 2.3% AND 1.5%
                                             AMBAC Financial Group, Inc.                  4,600               296,413
                                             AXA SA                                       1,500               228,005
                                             Aetna, Inc.                                  1,600                88,800
                                             Allianz AG                                     800               300,299
                                             American General Corp.                       2,400               160,050
                                             American International Group, Inc.             750                65,765
                                             Fidelity National Financial, Inc.            5,500                97,281
                                             First American Financial Co.                 2,900                45,131
                                             Hartford Financial Services Group, Inc.      1,900               122,075
                                             ING Groep NV                                 2,535               169,498
                                             Jefferson Pilot Corp.                        4,450               271,450
                                             Muenchener
                                             Rueckversicherungs-Gesellschaft   AG
                                             (Registered)                                   900               297,797
                                             Protective Life Corp.                        8,100               219,713
                                             Skandia Forsakrings AB                       7,400               165,242
                                             Stewart Information Services Corp.           5,200                68,900
                                             XL Capital Ltd. "A"                          3,041               200,706
                                             ----------------------------------------------------------------------------
                                                                                                            2,797,125

    BUSINESS FINANCE--0.3%, 0.3% AND 0.1%
                                             Heller Financial, Inc.                      11,100               266,400
                                             ----------------------------------------------------------------------------

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE
                1,400             $     27,913                           600             $     11,962
                1,300                   46,881                         1,000                   36,062
                1,400                   49,263                           500                   17,594
                  900                   94,486                           500                   52,492
                  300                   38,475                           205                   26,291
------------------------------------------------------------------------------------------------------------------
                                       257,018                                                144,401
------------------------------------------------------------------------------------------------------------------

               13,400                  325,274                         4,900                  118,944
               37,200                  280,994                            --                       --
                   --                       --                           900                   32,793
                5,900                  279,513                         1,100                   52,113
                2,400                   60,597                         5,500                  138,868
               10,000                  101,371                         6,000                   60,823
                2,200                  217,161                           800                   78,968
                5,700                  129,045                         1,900                   43,015
                7,200                  357,750                         2,400                  119,250
                   --                       --                         6,100                   32,491
                  800                  171,819                           200                   42,955
                3,700                  170,781                         1,700                   78,467
               11,100                  397,519                         2,900                  103,856
                8,000                   51,773                         5,000                   32,358
               15,800                  141,186                         6,200                   55,402
                   --                       --                            --                       --
                7,100                  102,067                            --                       --
                2,100                  106,838                           900                   45,788
                2,400                   37,854                         1,500                   23,659
               12,000                   69,653                         7,000                   40,631
                6,100                  103,464                         3,600                   61,061
                1,000                   62,099                         1,200                   74,519
                8,000                   81,463                         3,000                   30,548
                1,400                  201,713                           400                   57,632
                4,400                  181,775                         1,900                   78,494
------------------------------------------------------------------------------------------------------------------
                                     3,631,709                                              1,402,635

                   --                       --                         2,100                  135,319
                1,300                  197,604                           620                   94,242
                1,200                   66,600                           500                   27,750
                  400                  150,150                           300                  112,612
                4,500                  300,094                            --                       --
                   --                       --                            --                       --
                3,740                   66,151                         1,900                   33,606
                   --                       --                           600                    9,338
                1,500                   96,375                           400                   25,700
                2,719                  181,800                         1,156                   77,294
                5,500                  335,500                         1,500                   91,500
                  800                  264,708                           250                   82,721
                5,200                  141,050                         3,000                   81,375
                6,000                  133,980                         3,000                   66,990
                6,400                   84,800                         2,100                   27,825
                3,182                  210,012                           930                   61,380
------------------------------------------------------------------------------------------------------------------
                                     2,228,824                                                927,652

               11,000                  264,000                         3,200                   76,800
------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  25

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE

    CONSUMER FINANCE--1.7%, 1.2% AND 0.9%
                                             AmeriCredit Corp.*                           7,100          $    147,325
                                             Citigroup, Inc.                             15,500             1,093,718
                                             Promise Co., Ltd.                            1,300                89,241
                                             SLM Holding Corp.                            3,900               167,944
                                             Takefuji Corp.                               1,000               100,548
                                             ----------------------------------------------------------------------------
                                                                                                            1,598,776

    OTHER FINANCIAL COMPANIES--2.9%, 2.4%
      AND 1.4%
                                             ACOM Co., Ltd.                               1,000                75,868
                                             Compagnie AG                                   100               273,185
                                             Edwards (AG), Inc.                           7,300               385,988
                                             Federal Home Loan Mortgage Corp.             5,200               205,075
                                             Federal National Mortgage Association        6,500               324,187
                                             GreenPoint Financial Corp.                   8,000               188,000
                                             HSBC Holdings PLC                           24,800               335,945
                                             Halifax Group PLC                           14,900               116,836
                                             Legg Mason, Inc.                             5,600               291,200
                                             Man (ED&F) Group PLC                        18,800               140,089
                                             Morgan Stanley Dean Witter & Co.             2,100               191,625
                                             Nichiei Co., Ltd.                            2,700                28,654
                                             Nomura Securities Co., Ltd.                 11,000               215,676
                                             ----------------------------------------------------------------------------
                                                                                                            2,772,328

    REAL ESTATE--0.1%, 0.1% AND 0.1%
                                             Cheung Kong Holdings Ltd.                    4,000                47,060
                                             China Resources Enterprises Ltd.                --                    --
                                             Sun Hung Kai Properties Ltd.                 3,200                25,133
                                             ----------------------------------------------------------------------------
                                                                                                               72,193
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--1.6%, 1.2% AND 0.8%
    BROADCASTING & ENTERTAINMENT--0.8%,
      0.5% AND 0.4%
                                             British Sky Broadcasting Group plc*          6,900               126,625
                                             NBC Internet, Inc. "A"                       2,900                29,906
                                             The Walt Disney Co.                          9,600               371,400
                                             Time Warner, Inc.                              800                61,350
                                             Viacom, Inc. "B"                             2,387               158,288
                                             ----------------------------------------------------------------------------
                                                                                                              747,569

    CABLE TELEVISION--0.6%, 0.5% AND 0.3%
                                             ACTV, Inc.*                                  2,500                37,343
                                             AT&T Corp. - Liberty Media Group "A"        11,800               262,550
                                             Canal Plus SA                                  600                95,095
                                             Comcast Corp. "A"*                           4,500               153,070
                                             ----------------------------------------------------------------------------
                                                                                                              548,058

    PRINT MEDIA--0.1%, 0.1% AND 0.1%
                                             Softbank Corp.                               1,100                92,002
                                             ----------------------------------------------------------------------------

    MISCELLANEOUS--0.1%, 0.1% AND 0.0%
                                             Granada Compass                              7,396                90,928
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.5%, 2.8% AND
    1.8%
    EDP SERVICES--0.6%, 0.5% AND 0.3%
                                             Affiliated Computer Services*                4,000               180,250
                                             First Data Corp.                             5,700               262,556
                                             VeriSign, Inc.*                                700               111,081
                                             ----------------------------------------------------------------------------
                                                                                                              553,887

 26 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE

                4,200             $     87,150                         1,700             $     35,275
               12,800                  903,200                         5,200                  366,925
                1,100                   75,512                           500                   34,324
                1,000                   43,063                         1,600                   68,900
                1,000                  100,548                           300                   30,165
------------------------------------------------------------------------------------------------------------------
                                     1,209,473                                                535,589
                  600                   45,521                           400                   30,347
                   50                  136,592                            --                       --
                5,600                  296,100                         2,500                  132,188
                5,300                  209,019                         1,900                   74,931
                7,000                  349,125                         2,600                  129,675
                7,600                  178,600                         2,200                   51,700
               21,100                  285,824                         7,900                  107,015
                8,800                   69,004                         3,400                   26,661
                5,400                  280,800                         2,300                  119,600
               17,400                  129,656                         8,400                   62,593
                2,200                  200,750                           900                   82,125
                3,400                   36,082                         1,800                   19,102
                7,000                  137,249                         3,000                   58,821
------------------------------------------------------------------------------------------------------------------
                                     2,354,322                                                894,758
                1,900                   22,354                         1,000                   11,765
                   --                       --                           200                      289
                6,300                   49,480                         2,700                   21,206
------------------------------------------------------------------------------------------------------------------
                                        71,834                                                 33,260
------------------------------------------------------------------------------------------------------------------
                6,700                  122,955                         2,800                   51,384
                2,700                   27,844                         1,200                   12,375
                6,300                  243,731                         2,800                  108,325
                   --                       --                            --                       --
                1,953                  129,508                           651                   43,169
------------------------------------------------------------------------------------------------------------------
                                       524,038                                                215,253
                2,000                   29,875                           800                   11,950
                9,000                  200,250                         3,800                   84,550
                  500                   79,246                           200                   31,698
                3,900                  132,661                         1,200                   40,819
------------------------------------------------------------------------------------------------------------------
                                       442,032                                                169,017
                  800                   66,910                           400                   33,455
------------------------------------------------------------------------------------------------------------------
               10,565                  129,889                            --                       --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                3,100                  139,694                         1,200                   54,075
                6,100                  280,981                         2,000                   92,125
                  400                   63,475                           300                   47,606
------------------------------------------------------------------------------------------------------------------
                                       484,150                                                193,806

    The accompanying notes are an integral part of the financial statements.  27

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE

    INVESTMENT--0.9%, 0.8% AND 0.4%
                                             Bear Stearns Companies, Inc.                 3,232          $    174,124
                                             Charles Schwab Corp.                         3,000               108,375
                                             Paine Webber Group, Inc.                     5,800               401,650
                                             Raymond James Financial, Inc.                6,400               160,000
                                             Southwest Securities Group, Inc.             1,300                35,831
                                             ----------------------------------------------------------------------------
                                                                                                              879,980

    MISCELLANEOUS
      COMMERCIAL SERVICES--0.7%, 0.4% AND
      0.3%
                                             Aspect Communications Corp.*                 1,100                20,213
                                             Cap Gemini SA                                  700               137,480
                                             Diamond Technology Partners, Inc.*             800                71,250
                                             Pacific Century CyberWorks Ltd.*            21,000                44,027
                                             Personnel Group of America, Inc.*           13,100                41,756
                                             Siebel Systems, Inc.*                          600                87,000
                                             Vivendi                                      2,700               215,715
                                             ----------------------------------------------------------------------------
                                                                                                              617,441

    MISCELLANEOUS CONSUMER
      SERVICES--0.7%, 0.6% AND 0.5%
                                             Akamai Technologies, Inc.*                     297                23,421
                                             Go2Net, Inc.*                                  900                53,156
                                             Navigant Consulting, Inc.*                   9,100                30,713
                                             Profit Recovery Group International,
                                             Inc.*                                        4,700                43,475
                                             Txu Corporation                              7,200               225,000
                                             United Utilities PLC                        15,400               153,543
                                             Yahoo!, Inc.*                                  700                90,081
                                             eBay, Inc.*                                    900                45,000
                                             ----------------------------------------------------------------------------
                                                                                                              664,389

    PRINTING/PUBLISHING--
      0.2%, 0.2% AND 0.1%
                                             Mail-Well, Inc.*                            13,200                93,225
                                             Reuters Group PLC                            6,700               128,480
                                             ----------------------------------------------------------------------------
                                                                                                              221,705

    MISCELLANEOUS--
      0.4%, 0.3% AND 0.2%
                                             Adecco SA                                      200               163,432
                                             Metris Companies, Inc.                       4,050               118,716
                                             Startek, Inc.*                               1,300                51,269
                                             ----------------------------------------------------------------------------
                                                                                                              333,417
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--3.1%, 2.5% AND 1.6%
    AEROSPACE--0.8%, 0.8%
      AND 0.5%
                                             Alliant Techsystems, Inc.*                   2,300               162,725
                                             Boeing Co.                                   4,400               215,600
                                             Primex Technologies, Inc.                    5,500               126,844
                                             Teledyne Technologies, Inc.*                    --                    --
                                             United Technologies Corp.                    5,400               315,225
                                             ----------------------------------------------------------------------------
                                                                                                              820,394

    AUTOMOBILES--1.1%, 0.8% AND 0.6%
                                             Borg-Warner Automotive, Inc.                 3,900               132,356
                                             DaimlerChrysler AG (Registered)                 --                    --
                                             DaimlerChrysler AG                           3,800               201,636
                                             Honda Motor Co., Ltd.                        3,000               109,689
                                             Monaco Coach Corp.*                          4,300                64,231
                                             Renault SA                                   1,900                81,623
                                             Toyota Motor Corp.                          11,000               466,545
                                             ----------------------------------------------------------------------------
                                                                                                            1,056,080

    CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--0.1%, 0.1%
      AND 0.0%
                                             Terex Corp.*                                 6,400               105,600
                                             ----------------------------------------------------------------------------

 28 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE
                2,366             $    127,468                         1,155             $     62,225
                3,150                  113,794                         1,050                   37,931
                4,800                  332,400                         1,900                  131,575
                5,900                  147,500                         1,400                   35,000
                1,100                   30,319                           400                   11,025
------------------------------------------------------------------------------------------------------------------
                                       751,481                                                277,756

                  700                   12,863                           400                    7,350
                  600                  117,840                           200                   39,280
                  700                   62,344                           300                   26,718
               16,000                   33,545                         7,000                   14,676
                9,300                   29,644                         3,800                   12,113
                  500                   72,500                           200                   29,000
                1,300                  103,863                           600                   47,937
------------------------------------------------------------------------------------------------------------------
                                       432,599                                                177,074
                  178                   14,037                            58                    4,607
                  600                   35,437                           300                   17,718
                4,000                   13,500                         3,700                   12,488
                3,700                   34,225                         1,400                   12,950
                7,400                  231,250                         3,400                  106,250
               18,700                  186,445                         8,400                   83,751
                  400                   51,475                           200                   25,738
                  500                   25,000                           300                   15,000
------------------------------------------------------------------------------------------------------------------
                                       591,369                                                278,502
                7,400                   52,262                         4,100                   28,956
                5,100                   97,798                         1,900                   36,434
------------------------------------------------------------------------------------------------------------------
                                       150,060                                                 65,390
                  200                  163,432                           100                   81,716
                2,850                   83,541                         1,250                   36,641
                1,100                   43,381                           400                   15,775
------------------------------------------------------------------------------------------------------------------
                                       290,354                                                134,132
------------------------------------------------------------------------------------------------------------------
                3,000                  212,250                         1,000                   70,750
                2,500                  122,500                         1,000                   49,000
                4,000                   92,250                         1,600                   36,900
                   --                       --                           300                    5,981
                5,800                  338,575                         2,100                  122,588
------------------------------------------------------------------------------------------------------------------
                                       765,575                                                285,219
                2,100                   71,269                         1,200                   40,725
                1,353                   71,793                         1,000                   53,062
                1,247                   65,701                            --                       --
                3,000                  109,689                         2,000                   73,126
                4,000                   59,750                         1,100                   16,431
                1,400                   60,143                           400                   17,184
                8,000                  339,305                         4,000                  169,653
------------------------------------------------------------------------------------------------------------------
                                       777,650                                                370,181
                3,700                   61,050                         2,000                   33,000
------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  29

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                         NUMBER OF
                                                                                         SHARES              VALUE

    TELECOMMUNICATIONS EQUIPMENT--1.1%,
      0.8%
      AND 0.5%
                                             Alcatel                                       3,900           $  287,731
                                             Antec Corp.*                                  1,500               56,718
                                             Com21, Inc.*                                  1,100               19,250
                                             Lucent Technologies, Inc.                    12,100              529,375
                                             Scientific-Atlanta, Inc.                      1,300              100,100
                                             ----------------------------------------------------------------------------
                                                                                                              993,174

    MISCELLANEOUS--0.0%, 0.0% AND 0.0%
                                             GKN plc "B"                                  20,100                3,315
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.5%, 5.5% AND 3.8%
    CHEMICALS--0.9%, 0.6%
      AND 0.4%
                                             Akzo Nobel NV                                 6,000              266,877
                                             Aventis SA                                    2,100              161,745
                                             BASF AG                                       3,300              135,802
                                             BOC Group plc                                 4,500               66,794
                                             Praxair, Inc.                                 5,600              221,550
                                             ----------------------------------------------------------------------------
                                                                                                              852,768

    CONTAINERS & PAPER--0.5%, 0.3% AND
      0.5%
                                             FPB Holding AG*                               2,468              377,432
                                             UPM-Kymmene Oyj                               4,000               98,617
                                             ----------------------------------------------------------------------------
                                                                                                              476,049

    DIVERSIFIED MANUFACTURING--3.6%, 2.9%
      AND 1.7%
                                             Briggs & Stratton Corp.                       5,600              197,050
                                             Cooper Industries, Inc.                       3,400              109,012
                                             General Electric Co.                         30,000            1,543,125
                                             Hillenbrand Industries, Inc.                  6,400              204,800
                                             Honeywell International, Inc.                 6,100              205,113
                                             Hutchison Whampoa, Ltd.                      25,950              361,038
                                             Koninklijke Philips Electronics NV            4,432              200,789
                                             Man AG                                        2,400               75,520
                                             Derlikon-Bachrie Holding AG                     300               74,587
                                             Siemens AG                                    2,000              311,422
                                             Sulzer Brothers Ltd. (Registered)               200              136,592
                                             ----------------------------------------------------------------------------
                                                                                                            3,419,048

    ELECTRICAL PRODUCTS--0.3%, 0.2% AND
      0.2%
                                             ABB, Ltd.                                     1,400              166,906
                                             Anadigics, Inc.*                              1,900               50,231
                                             Taiyo Yuden Co., Ltd.                         2,000               89,580
                                             ----------------------------------------------------------------------------
                                                                                                              306,717

    INDUSTRIAL SPECIALTY--1.0%, 0.7% AND
      0.5%
                                             Carlisle Companies, Inc.                      5,200              235,300
                                             Corning, Inc.                                 1,300              304,119
                                             Kulicke & Soffa Industries, Inc.*             1,500               67,688
                                             QUALCOMM, Inc.*                               2,100              136,369
                                             Sherwin-Williams Co.                         10,400              216,450
                                             ----------------------------------------------------------------------------
                                                                                                              959,926

    MACHINERY/COMPONENTS/ CONTROLS--0.9%,
      0.7% AND 0.4%
                                             Asyst Technologies, Inc.*                     1,400               33,775
                                             Illinois Tool Works, Inc.                     4,295              245,889
                                             Ingersoll-Rand Co.                            5,100              200,175
                                             Okuma Corp.                                  19,000               68,254
                                             Reliance Steel & Aluminum Co.                10,200              214,200
                                             ----------------------------------------------------------------------------
                                                                                                              762,293

    OFFICE EQUIPMENT/ SUPPLIES--0.2%,
      0.1% AND 0.1%
                                             Olivetti SPA                                 26,900               89,756
                                             United Stationers, Inc.*                      2,800               81,550
                                             ----------------------------------------------------------------------------
                                                                                                              171,306

 30 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE
                3,000             $    221,332                         1,000             $     73,777
                1,300                   49,156                           500                   18,906
                  900                   15,750                           400                    7,000
                9,900                  433,125                         3,700                  161,875
                  900                   69,300                           300                   23,100
------------------------------------------------------------------------------------------------------------------
                                       788,663                                                284,658
               20,300                    3,348                         7,100                    1,171
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                3,000                  133,439                         1,700                   75,615
                   --                       --                           100                    7,702
                3,200                  131,687                         1,400                   57,613
                8,400                  124,682                         3,100                   46,014
                4,400                  174,075                         1,800                   71,213
------------------------------------------------------------------------------------------------------------------
                                       563,883                                                258,157
                1,277                  195,292                         1,652                  252,641
                4,600                  113,409                         1,600                   39,447
------------------------------------------------------------------------------------------------------------------
                                       308,701                                                292,088
                6,000                  211,125                         1,700                   59,819
                   --                       --                         1,400                   44,888
               22,700                1,167,631                         9,600                  493,800
                6,700                  214,400                         2,400                   76,800
                6,300                  211,837                         2,600                   87,425
               18,230                  253,631                         5,510                   76,660
                4,400                  199,340                         1,440                   65,238
                3,200                  100,693                           800                   25,173
                1,400                  217,995                           500                   77,855
                  300                  204,889                           100                   68,296
------------------------------------------------------------------------------------------------------------------
                                     2,781,541                                              1,075,954
                  700                   83,453                           400                   47,688
                1,650                   43,622                           750                   19,828
                1,000                   44,790                         1,000                   44,790
------------------------------------------------------------------------------------------------------------------
                                       171,865                                                112,306
                2,500                  113,125                         2,000                   90,500
                1,100                  257,331                           400                   93,575
                1,100                   49,637                           600                   27,075
                1,200                   77,925                           600                   38,963
                6,600                  137,363                         1,500                   31,219
------------------------------------------------------------------------------------------------------------------
                                       635,381                                                281,332
                  700                   16,888                           400                    9,650
                3,930                  224,992                         1,278                   73,166
                5,500                  215,875                         1,900                   74,575
               17,000                   61,069                        11,000                   39,516
                7,500                  157,500                         3,000                   63,000
------------------------------------------------------------------------------------------------------------------
                                       676,324                                                259,907
               17,700                   59,059                         9,500                   31,698
                2,000                   58,250                         1,100                   32,038
------------------------------------------------------------------------------------------------------------------
                                       117,309                                                 63,736

    The accompanying notes are an integral part of the financial statements.  31

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE

    WHOLESALE DISTRIBUTORS--0.1%, 0.0%
      AND 0.0%
                                             Insight Enterprises, Inc.*                   1,700          $     78,625
                                             Owens and Minor, Inc.                        1,700                27,200
                                             ----------------------------------------------------------------------------
                                                                                                              105,825

    MISCELLANEOUS--0.0%, 0.0% AND 0.0%
                                             Cementir SpA Cementerie del Tirreno         18,400                27,286
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--16.1%,
    11.7% AND 8.0%
    COMPUTER SOFTWARE--4.2%,
      3.1% AND 2.2%
                                             Actuate Corp.*                               1,800                88,650
                                             Advanced Digital Information Corp.*          4,500                63,000
                                             Advent Software, Inc.*                       2,200               124,300
                                             America Online, Inc.*                        6,800               362,525
                                             Ancor Communications, Inc.*                  1,500                59,250
                                             Avant! Corp.*                                6,200                96,875
                                             BEA Systems, Inc.*                           1,400                60,288
                                             Brocade Communications Systems, Inc*           500                89,313
                                             Clarent Corp.*                                 700                30,013
                                             Claruas Corp.*                               1,400                51,800
                                             Computer Associates International, Inc.      3,300                81,881
                                             Digital Island, Inc.*                        2,900                83,193
                                             Documentum, Inc.*                            1,000                46,875
                                             Entrust Technologies, Inc.*                    900                25,706
                                             Exchange Applications, Inc.*                 3,900                85,800
                                             Exodus Communications, Inc.*                 1,600                71,100
                                             HNC Software, Inc.*                          1,300                57,363
                                             Hyperion Solutions Corp.*                    1,900                50,588
                                             Informatica Corp*                            1,100                88,000
                                             Mercator Software, Inc.*                     1,500                30,750
                                             Micrel, Inc.*                                1,000                50,063
                                             MicroStrategy, Inc.*                         2,100                46,594
                                             Microsoft Corp.*                            13,200               921,525
                                             NetIQ Corp.*                                 2,900               139,925
                                             Netegrity, Inc.*                             1,500               118,500
                                             Oracle Corp.*                                6,500               488,719
                                             Remedy Corp.*                                1,300                28,681
                                             Reynolds and Reynolds Co.                    3,900                65,081
                                             SAP AG                                         600               134,579
                                             Synopsys Ltd.*                               1,100                35,819
                                             THQ, Inc.*                                   2,700                44,550
                                             Verity, Inc.*                                1,100                40,081
                                             Watchguard Technologies, Inc.*               3,800               186,438
                                             i2 Technologies, Inc.*                         270                35,033
                                             ----------------------------------------------------------------------------
                                                                                                            3,982,858

    DIVERSE ELECTRONIC PRODUCTS--0.9%,
      0.6% AND 0.4%
                                             Applied Materials, Inc.*                     3,200               242,800
                                             DSP Group, Inc.*                             1,600                67,100
                                             Dell Computer Corp.*                         6,800               298,775
                                             Motorola, Inc.                               5,400               178,538
                                             Teradyne, Inc.*                                500                31,688
                                             ----------------------------------------------------------------------------
                                                                                                              818,901

    EDP PERIPHERALS--1.0%, 0.7% AND 0.5%
                                             Ariba, Inc.*                                   800                92,750
                                             EMC Corp.*                                   5,900               502,237
                                             Iomega Corp.*                               10,500                40,031
                                             MMC Networks, Inc.*                          1,600                79,100
                                             Network Appliance, Inc.*                     1,000                86,188
                                             SCM Microsystems, Inc.*                      1,000                51,625
                                             VERITAS Software Corp.*                      1,150               117,228
                                             ----------------------------------------------------------------------------
                                                                                                              969,159

 32 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE
                1,100             $     50,875                           400             $     18,500
                   --                       --                            --                       --
------------------------------------------------------------------------------------------------------------------
                                        50,875                                                 18,500

               16,100                   23,876                            --                       --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                1,500                   73,875                           600                   29,550
                3,600                   50,400                         1,200                   16,800
                1,300                   73,450                           700                   39,550
                5,300                  282,556                         2,300                  122,618
                  900                   35,550                           600                   23,700
                4,500                   70,313                         2,200                   34,375
                1,000                   43,063                           400                   17,225
                  300                   53,588                           200                   35,725
                  500                   21,437                           200                    8,575
                  900                   33,300                           500                   18,500
                2,800                   69,475                         1,000                   24,813
                2,300                   65,981                           900                   25,819
                  600                   28,125                           400                   18,750
                  400                   11,425                           400                   11,425
                2,600                   57,200                         1,300                   28,600
                1,300                   57,769                           400                   17,775
                1,100                   48,537                           400                   17,650
                1,100                   29,288                           500                   13,313
                  700                   56,000                           300                   24,000
                1,300                   26,650                           500                   10,250
                1,000                   50,063                           300                   15,019
                1,600                   35,500                           600                   13,313
               10,700                  746,994                         4,400                  307,175
                2,200                  106,150                         1,000                   48,250
                1,200                   94,800                           500                   39,500
                4,600                  345,863                         2,100                  157,894
                1,100                   24,269                           400                    8,825
                3,100                   51,731                         1,200                   20,025
                  600                  134,579                           300                   67,289
                  500                   16,281                           200                    6,513
                1,400                   23,100                         1,150                   18,975
                  500                   18,219                           300                   10,931
                3,000                  147,188                         1,300                   63,781
                  105                   13,624                           220                   28,545
------------------------------------------------------------------------------------------------------------------
                                     2,996,343                                              1,345,048

                2,600                  197,275                         1,200                   91,050
                1,200                   50,325                           500                   20,968
                5,100                  224,081                         2,200                   96,662
                4,200                  138,862                         1,500                   49,594
                  200                   12,675                           200                   12,675
------------------------------------------------------------------------------------------------------------------
                                       623,218                                                270,949
                  500                   57,969                           300                   34,781
                4,100                  349,013                         2,000                  170,250
                5,300                   20,206                         3,500                   13,344
                1,300                   64,269                           500                   24,719
                  700                   60,331                           400                   34,475
                  800                   41,300                           400                   20,650
                  750                   76,453                           350                   35,678
------------------------------------------------------------------------------------------------------------------
                                       669,541                                                333,897

    The accompanying notes are an integral part of the financial statements.  33

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE

    ELECTRONIC
      COMPONENTS/DISTRIBUTORS--3.0%, 2.1%
      AND 1.5%
                                             Altera Corp.*                                  900          $     88,368
                                             Analog Devices, Inc.*                        1,200                80,250
                                             Anaren Microwave, Inc.*                        800                58,050
                                             Broadcom Corp. Class "A"*                      400                89,700
                                             Cisco Systems, Inc.*                        23,300             1,524,693
                                             Imation Corp.*                               2,400                58,200
                                             Juniper Networks, Inc.*                        600                85,463
                                             Kyocera Corp.                                  900               129,406
                                             Murata Manufacturing Co., Ltd.               1,000               118,830
                                             PMC-Sierra, Inc.*                              600               116,325
                                             Pioneer-Standard Electronics, Inc.           4,200                56,700
                                             SCI Systems, Inc.*                             700                32,113
                                             Sawtek, Inc.*                                  900                47,925
                                             Technitrol, Inc.                             3,100               341,775
                                             ----------------------------------------------------------------------------
                                                                                                            2,827,798

    ELECTRONIC DATA PROCESSING--2.4%,
      1.9% AND 1.1%
                                             Apple Computer, Inc.*                        1,800                91,463
                                             Compaq Computer Corp.                        8,000               224,500
                                             Fujitsu, Ltd.                                6,000               168,921
                                             Hewlett-Packard Co.                          3,500               382,156
                                             International Business Machines Corp.        6,800               764,575
                                             Mips Technologies, Inc. "A"*                 3,600               167,850
                                             Sun Microsystems, Inc.*                      4,400               463,925
                                             ----------------------------------------------------------------------------
                                                                                                            2,263,390

    MILITARY ELECTRONICS--0.6%, 0.4% AND
      0.3%
                                             Computer Sciences Corp.*                     2,500               156,250
                                             General Dynamics Corp.                       6,500               366,844
                                             Titan Corp.*                                 1,700                50,469
                                             ----------------------------------------------------------------------------
                                                                                                              573,563

    OFFICE/PLANT AUTOMATION--0.2%, 0.1%
      AND 0.1%
                                             3Com Corp.                                   1,500                20,344
                                             Cognex Corp.*                                1,500                73,593
                                             Palm, Inc.*                                  2,224                86,736
                                             ----------------------------------------------------------------------------
                                                                                                              180,673

    PRECISION INSTRUMENTS--0.2%, 0.2% AND
      0.1%
                                             ADTRAN, Inc.*                                  800                48,150
                                             Coherent, Inc.*                              1,900               113,762
                                             Credence Systems Corp.*                        700                29,925
                                             Harmonic Inc.*                               1,076                25,353
                                             ----------------------------------------------------------------------------
                                                                                                              217,190

 34 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE

                  700             $     68,731                           300             $     29,456
                1,000                   66,875                           400                   26,750
                  700                   50,794                           300                   21,769
                  300                   67,275                           200                   44,850
               18,200                1,190,963                         7,400                  484,237
                   --                       --                           700                   16,975
                  400                   56,975                           200                   28,488
                  700                  100,649                           300                   43,135
                   --                       --                            --                       --
                  500                   96,937                           200                   38,775
                3,900                   52,650                         1,200                   16,200
                  800                   36,700                           400                   18,350
                  500                   26,625                           400                   21,300
                2,000                  220,500                         1,200                  132,300
------------------------------------------------------------------------------------------------------------------
                                     2,035,674                                                922,585
                1,600                   81,300                           600                   30,488
                5,900                  165,569                         2,500                   70,156
                6,000                  168,921                         2,000                   56,307
                2,600                  283,887                         1,100                  120,106
                5,700                  640,894                         2,000                  224,875
                2,800                  130,550                         1,100                   51,288
                3,000                  316,313                         1,300                  137,069
------------------------------------------------------------------------------------------------------------------
                                     1,787,434                                                690,289
                2,000                  125,000                           800                   50,000
                4,000                  225,750                         2,100                  118,518
                  800                   23,750                           500                   14,844
------------------------------------------------------------------------------------------------------------------
                                       374,500                                                183,362
                1,300                   17,631                           400                    5,425
                  500                   24,531                           500                   24,531
                1,928                   75,192                           593                   23,127
------------------------------------------------------------------------------------------------------------------
                                       117,354                                                 53,083
                  400                   24,075                           200                   12,037
                1,600                   95,800                           600                   35,925
                  700                   29,925                           100                    4,275
                  359                    8,459                           325                    7,658
------------------------------------------------------------------------------------------------------------------
                                       158,259                                                 59,895

    The accompanying notes are an integral part of the financial statements.  35

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                         NUMBER OF
                                                                                         SHARES              VALUE

    SEMICONDUCTORS--3.3%, 2.4% AND 1.6%
                                             Alpha Industries, Inc.*                       1,000           $   34,062
                                             Cymer, Inc.*                                  1,700               77,137
                                             Cypress Semiconductor Corp.*                  2,700              100,743
                                             Emcore Corp.*                                   900               61,875
                                             Intel Corp.                                  22,400            1,495,200
                                             International Rectifier Corp*                 1,200               66,375
                                             KEMET Corp.*                                  4,200              100,800
                                             Kopin Corp.*                                  2,300               57,356
                                             Lattice Semiconductor Corp.*                  1,400               76,825
                                             Linear Technology Corp.                       1,500               82,875
                                             Micron Technology, Inc.*                      1,600              130,400
                                             Rohm Company Ltd.                               500              131,399
                                             S3, Inc.*                                     4,300               44,075
                                             STMicroelectronics NV                         4,000              227,634
                                             Texas Instruments, Inc.                       5,600              328,650
                                             Triquint Semiconductor, Inc.*                 1,400               53,638
                                             Xilinx, Inc.*                                   800               60,050
                                             ----------------------------------------------------------------------------
                                                                                                            3,129,094

    MISCELLANEOUS--0.3%, 0.2% AND 0.2%
                                             Advanced Radio Telecom Corp.*                 2,900               33,168
                                             Agilent Technologies, Inc.*                   1,335               54,397
                                             Osicom Technologies Inc.*                       600               34,200
                                             Puma Technology Inc.*                         2,500               50,000
                                             Wabtec                                       11,187              112,569
                                             IGATE Capital Corp.*                          4,100               38,694
                                             ----------------------------------------------------------------------------
                                                                                                              323,028
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.7%, 2.3% AND 1.6%
    OIL & GAS PRODUCTION--1.7%, 0.7% AND
      0.5%
                                             Cabot Oil & Gas Corp. "A"                     8,400              155,400
                                             Exxon Mobil Corp.                            10,100              808,000
                                             Marine Drilling Companies, Inc.*              2,700               58,725
                                             Repsol SA                                    10,200              193,804
                                             Swift Energy Co.*                             5,400              118,463
                                             Tosco Corp.                                   9,400              249,100
                                             ----------------------------------------------------------------------------
                                                                                                            1,583,492

    OIL COMPANIES--0.7%, 0.7% AND 0.4%
                                             ENI SpA                                      44,400              248,559
                                             Total Fina ELF SA "B"                         2,500              370,508
                                             ----------------------------------------------------------------------------
                                                                                                              619,067

    OIL/GAS TRANSMISSION--0.5%, 0.5% AND
      0.2%
                                             Enron Corp.                                   2,800              206,150
                                             Questar Corp.                                15,400              300,300
                                             ----------------------------------------------------------------------------
                                                                                                              506,450

    OILFIELD SERVICES/EQUIPMENT--0.8%,
      0.4% AND 0.5%
                                             BP Amoco plc                                 70,900              620,794
                                             Key Energy Group, Inc.*                       7,600               57,950
                                             Patterson Energy, Inc.*                       4,100              102,244
                                             ----------------------------------------------------------------------------
                                                                                                              780,988
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.3%, 0.2% AND
    0.1%
    PRECIOUS METALS--0.1%, 0.1% AND 0.0%
                                             Stillwater Mining Co.*                        4,100              107,625
                                             ----------------------------------------------------------------------------

    STEEL & METALS--0.2%, 0.1% AND 0.1%
                                             Nucor Corp.                                   5,200              196,300
                                             ----------------------------------------------------------------------------

 36 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE

                  700             $     23,844                           300             $     10,218
                1,400                   63,525                           500                   22,687
                1,700                   63,431                           900                   33,581
                  700                   48,125                           300                   20,625
               17,000                1,134,750                         7,200                  480,600
                  900                   49,781                           300                   16,594
                4,000                   96,000                         1,400                   33,600
                1,700                   42,394                           600                   14,963
                  800                   43,900                           400                   21,950
                  800                   44,200                           400                   22,100
                1,100                   89,650                           500                   40,750
                  500                  131,399                           100                   26,280
                2,700                   27,675                         1,200                   12,300
                2,400                  136,581                         1,200                   68,290
                4,600                  269,963                         1,800                  105,638
                1,000                   38,312                           400                   15,325
                  600                   45,037                           400                   30,025
------------------------------------------------------------------------------------------------------------------
                                     2,348,567                                                975,526

                1,400                   16,013                         1,100                   12,581
                  992                   40,409                           420                   17,096
                  400                   22,800                           200                   11,400
                2,100                   42,000                           700                   14,000
                9,042                   90,985                         3,380                   34,011
                2,700                   25,481                         1,300                   12,269
------------------------------------------------------------------------------------------------------------------
                                       237,688                                                101,357
------------------------------------------------------------------------------------------------------------------

                6,700                  123,950                         2,800                   51,800
                   --                       --                           900                   72,000
                2,700                   58,725                         1,000                   21,750
               14,040                  266,766                         3,990                   75,812
                3,100                   68,006                         1,500                   32,906
                7,000                  185,500                         2,700                   71,550
------------------------------------------------------------------------------------------------------------------
                                       702,947                                                325,818

               49,000                  274,311                        17,800                   99,648
                2,300                  340,868                         1,159                  171,768
------------------------------------------------------------------------------------------------------------------
                                       615,179                                                271,416

                1,900                  139,887                           700                   51,537
               17,200                  335,400                         4,200                   81,900
------------------------------------------------------------------------------------------------------------------
                                       475,287                                                133,437

               34,300                  300,328                        30,100                  263,553
                5,200                   39,650                         1,900                   14,488
                3,000                   74,813                         1,200                   29,925
------------------------------------------------------------------------------------------------------------------
                                       414,791                                                307,966
------------------------------------------------------------------------------------------------------------------

                3,300                   86,625                         1,400                   36,750
------------------------------------------------------------------------------------------------------------------

                3,000                  113,250                         1,600                   60,400
------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  37

PORTFOLIO OF INVESTMENTS

                                                                                             HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE

    CONSTRUCTION--1.5%, 1.2% AND 0.7%
    BUILDING MATERIALS--1.0%, 0.8% AND
      0.5%
                                             Centex Construction Products, Inc.           4,500          $    110,250
                                             Elcor Corp.                                  4,975                95,457
                                             Fletcher Challenge Building Corp.           36,200                39,128
                                             Florida Rock Industries, Inc.                3,700               133,200
                                             Grupo Dragados, SA                          14,100               107,554
                                             LaFarge Corp.                               11,000               247,500
                                             Sumitomo Osaka Cement Co., Ltd.             19,000                83,537
                                             Taiheiyo Cement Corp.                       61,000               103,711
                                             ----------------------------------------------------------------------------
                                                                                                              920,337

    BUILDING PRODUCTS--0.2%, 0.2% AND
      0.1%
                                             Genlyte Group, Inc.*                         4,800               106,800
                                             Nortek, Inc.*                                5,800               113,825
                                             ----------------------------------------------------------------------------
                                                                                                              220,625

    HOMEBUILDING--0.2%, 0.1% AND 0.1%
                                             Standard Pacific Corp.                      13,900               176,356
                                             ----------------------------------------------------------------------------

    MISCELLANEOUS--0.1%, 0.1% AND 0.0%
                                             Quanta Services, Inc.*                       1,150                52,613
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.5%, 0.5% AND 0.3%
    MARINE TRANSPORTATION--0.2%, 0.2% AND
      0.1%
                                             Newport News Shipbuilding, Inc.              4,100               165,538
                                             ----------------------------------------------------------------------------

    RAILROADS--0.2%, 0.2% AND 0.1%
                                             Trinity Industries, Inc.                     9,500               182,875
                                             ----------------------------------------------------------------------------

    TRUCKING--0.1%, 0.1% AND 0.1%
                                             Roadway Express, Inc.                        6,000               142,500
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    UTILITIES--2.2%, 1.6% AND 1.2%
    ELECTRIC UTILITIES--2.2%, 1.6% AND
      1.1%
                                             AES Corp.*                                   1,800                96,187
                                             Avista Corp.                                 5,500               103,125
                                             Black Hills Corp.                            8,700               201,731
                                             Calpine Corp.*                               1,000                71,250
                                             Chugoku Electric Power Co., Inc.            22,000               319,744
                                             Electrabel NPV                                 500               114,049
                                             Endesa S.A.                                  7,900               163,942
                                             Kyushu Electric Power Co.                   17,200               240,548
                                             OGE Energy Corp.                             6,200               117,800
                                             Scottish Power plc                          14,100               118,385
                                             Shikoku Electric Power Co., Inc.            15,300               195,935
                                             Tokyo Electric Power Co.                    15,400               363,885
                                             ----------------------------------------------------------------------------
                                                                                                            2,106,581

    MISCELLANEOUS--0.0%, 0.0% AND 0.1%
                                             SCANA Corp.                                     --                    --
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $79,045,339, $59,926,884 and $25,147,116)               74,628,899
                                             ----------------------------------------------------------------------------

                           PREFERRED STOCK--0.2%, 0.1% AND 0.1%

    SERVICE INDUSTRIES--0.2%, 0.1% AND
    0.1%
    PRINTING/PUBLISHING
                                             News Corp., Ltd.                            21,000               221,101
                                             ----------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCK
                                             (Cost $252,861, $103,889 and $54,431)                            221,101
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $99,828,695, $101,708,334 and $64,312,502)
                                             (a)                                                         $ 94,774,882
                                             ----------------------------------------------------------------------------

 38 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

            HORIZON 10+ PORTFOLIO                                                HORIZON 5 PORTFOLIO
             NUMBER OF                                              NUMBER OF
              SHARES                 VALUE                           SHARES                 VALUE

                4,500             $    110,250                         1,200             $     29,400
                1,950                   37,416                         1,925                   36,936
               10,400                   11,241                        26,900                   29,076
                4,100                  147,600                         1,400                   50,400
                   --                       --                         4,400                   33,563
               11,400                  256,500                         2,900                   65,250
               12,000                   52,761                         6,000                   26,380
               77,000                  130,914                        32,000                   54,406
------------------------------------------------------------------------------------------------------------------
                                       746,682                                                325,411
                4,400                   97,900                         1,600                   35,600
                4,300                   84,388                         2,000                   39,250
------------------------------------------------------------------------------------------------------------------
                                       182,288                                                 74,850
               12,500                  158,594                         4,100                   52,019
------------------------------------------------------------------------------------------------------------------
                1,200                   54,900                           500                   22,875
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                2,900                  117,087                           900                   36,338
------------------------------------------------------------------------------------------------------------------

                8,900                  171,325                         2,800                   53,900
------------------------------------------------------------------------------------------------------------------
                5,700                  135,375                         2,100                   49,875
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                  600                   32,063                           800                   42,750
                4,500                   84,375                         2,000                   37,500
                6,000                  139,125                         1,900                   44,056
                1,200                   85,500                           500                   35,625
               42,500                  617,687                        13,300                  193,300
                  700                  159,668                           200                   45,620
                   --                       --                            --                       --
               12,800                  179,013                            --                       --
                   --                       --                            --                       --
                3,300                   27,707                        10,000                   83,961
                6,500                   83,240                        10,200                  130,623
                5,000                  118,144                         2,300                   54,346
------------------------------------------------------------------------------------------------------------------
                                     1,526,522                                                667,781
                   --                       --                         2,145                   56,440
------------------------------------------------------------------------------------------------------------------
                                    56,224,978                                             23,840,122
------------------------------------------------------------------------------------------------------------------
                8,100                   85,282                         4,400                   46,326
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                  $ 96,662,130                                           $ 62,188,933
------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  39

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) Based on the cost of investments for federal income tax purposes at July 31, 2000, the unrealized appreciation and depreciation on investments is as follows:

                                                                    HORIZON 20+    HORIZON 10+    HORIZON 5
    -------------------------------------------------------------------------------------------------------------
    Cost of investments for federal income tax purposes             $99,885,770    101,772,182    64,464,385
    -------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation                                    8,144,568      5,740,201      2,572,847
    -------------------------------------------------------------------------------------------------------------
    Gross unrealized depreciation                                   13,255,456     10,850,253      4,848,299
    -------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation                                     $(5,110,888)   (5,111,052)    (2,275,452)
    -------------------------------------------------------------------------------------------------------------

 40 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
As of July 31, 2000

                                                                             KEMPER HORIZON FUND
                                                           -------------------------------------------------------
                                                           20+ PORTFOLIO         10+ PORTFOLIO         5 PORTFOLIO
ASSETS
Investments in securities, at value
(Cost $99,828,695, $101,708,334, $64,312,502)               $94,774,882           96,662,130           62,188,933
------------------------------------------------------------------------------------------------------------------
Cash                                                             23,742                   --                   --
------------------------------------------------------------------------------------------------------------------
Foreign currency, at value (Cost $10,900, $13,679,
$8,749)                                                          10,835               13,621                8,735
------------------------------------------------------------------------------------------------------------------
Dividend receivable                                              47,563               41,936               17,723
------------------------------------------------------------------------------------------------------------------
Interest receivable                                             203,412              546,142              337,482
------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                  60,925              180,029              217,189
------------------------------------------------------------------------------------------------------------------
Foreign taxes recoverable                                        28,949               39,289               11,844
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                 95,150,308           97,483,147           62,781,906
------------------------------------------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                --                5,528                4,677
------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                455,686              157,208              138,246
------------------------------------------------------------------------------------------------------------------
Accrued management fee                                           48,911               49,214               59,515
------------------------------------------------------------------------------------------------------------------
Other accrued expenses and payables                             279,655              366,077              188,232
------------------------------------------------------------------------------------------------------------------
Total liabilities                                               784,252              578,027              390,670
------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                        $94,366,056           96,905,120           62,391,236
------------------------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed (accumulated distributions in excess of)
net investment income                                       $    70,382               (6,436)              76,619
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                (5,053,813)          (5,046,204)          (2,123,569)
------------------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                          (1,380)                (434)                (786)
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                          7,435,827            6,464,026            1,884,632
------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              91,915,040           95,494,168           62,554,340
------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                        $94,366,056           96,905,120           62,391,236
------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net Assets applicable to shares outstanding               $42,959,061           46,622,144           39,097,746
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                3,507,267            4,154,340            3,688,014
------------------------------------------------------------------------------------------------------------------
  Net Asset Value and redemption price per share            $     12.25                11.22                10.60
------------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of net asset value)                            $     13.00                11.90                11.25
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net Assets applicable to shares outstanding               $41,347,412           40,198,713           18,643,250
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                3,455,576            3,584,502            1,759,737
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per
  share (subject to contingent deferred sales charge)       $     11.97                11.21                10.59
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net Assets applicable to shares outstanding               $ 9,677,463            9,963,557            4,486,426
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                  811,562              892,210              423,861
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per
  share (subject to contingent deferred sales charge)       $     11.92                11.17                10.58
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net Assets applicable to shares outstanding               $   382,120              120,706              163,814
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                   31,077               10,763               15,465
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per
  share                                                     $     12.30                11.21                10.59
------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  41

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Year Ended July 31, 2000

                                                                             KEMPER HORIZON FUND
                                                                ----------------------------------------------
                                                                20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $54,113, $39,995
and $16,831)                                                    $  1,063,052        1,065,213         401,300
--------------------------------------------------------------------------------------------------------------
Interest                                                           1,614,426        3,380,512       2,815,812
--------------------------------------------------------------------------------------------------------------
Total Income                                                       2,677,478        4,445,725       3,217,112
--------------------------------------------------------------------------------------------------------------
Expenses:
Management fee                                                       681,127          707,252         408,320
--------------------------------------------------------------------------------------------------------------
Services to shareholders                                             855,542          708,181         359,741
--------------------------------------------------------------------------------------------------------------
Custodian fee                                                         30,501           43,267          29,519
--------------------------------------------------------------------------------------------------------------
Distribution services fees                                           463,815          441,041         203,669
--------------------------------------------------------------------------------------------------------------
Administrative services fees                                         280,583          291,009         166,964
--------------------------------------------------------------------------------------------------------------
Auditing                                                              35,514           40,092          27,186
--------------------------------------------------------------------------------------------------------------
Legal                                                                  9,356            9,946           4,612
--------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                           17,644           19,567          12,264
--------------------------------------------------------------------------------------------------------------
Reports to shareholders                                               88,158           55,762          54,044
--------------------------------------------------------------------------------------------------------------
Registration fees                                                     69,682           71,108          60,125
--------------------------------------------------------------------------------------------------------------
Other                                                                 20,153           14,873           3,441
--------------------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                          2,552,075        2,402,098       1,329,885
--------------------------------------------------------------------------------------------------------------
Expense reductions                                                    (8,045)          (8,110)         (5,087)
--------------------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                           2,544,030        2,393,988       1,324,798
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    $    133,448        2,051,737       1,892,314
--------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                     $ 10,216,355        6,874,068       2,032,759
--------------------------------------------------------------------------------------------------------------
Foreign currency related transactions                                 (9,848)             302          (4,927)
--------------------------------------------------------------------------------------------------------------
                                                                  10,206,507        6,874,370       2,027,832
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (14,988,813)     (10,261,138)     (3,982,414)
--------------------------------------------------------------------------------------------------------------
Foreign currency related transactions                                 (5,244)            (434)         (1,786)
--------------------------------------------------------------------------------------------------------------
                                                                 (14,994,057)     (10,261,572)     (3,984,200)
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (4,787,550)      (3,387,202)     (1,956,368)
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (4,654,102)      (1,335,465)        (64,054)
--------------------------------------------------------------------------------------------------------------

 42 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                           KEMPER HORIZON FUND
                            ----------------------------------------------------------------------------------
                                  20+ PORTFOLIO                10+ PORTFOLIO                5 PORTFOLIO
                            --------------------------   -------------------------   -------------------------
                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                              JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                2000          1999          2000          1999          2000          1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income
(loss)                      $    133,448       685,287     2,051,737     2,596,582     1,892,314     1,731,000
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investment transactions    10,206,507    10,446,670     6,874,370    11,571,093     2,027,832     2,875,625
--------------------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investment transactions
during the period            (14,994,057)   (5,321,656)  (10,261,572)   (7,380,071)   (3,984,200)   (1,915,364)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting from
operations                    (4,654,102)    5,810,301    (1,335,465)    6,787,604       (64,054)    2,691,261
--------------------------------------------------------------------------------------------------------------
Distributions to
shareholders:
From net investment income
  Class A                       (562,924)      (61,376)   (1,629,887)   (1,353,629)   (1,366,181)     (921,767)
--------------------------------------------------------------------------------------------------------------
  Class B                       (119,247)         (290)     (860,606)     (560,174)     (542,274)     (654,100)
--------------------------------------------------------------------------------------------------------------
  Class C                             --            --      (208,199)     (133,131)     (115,922)     (158,455)
--------------------------------------------------------------------------------------------------------------
  Class I                        (17,946)      (12,381)       (4,388)       (3,850)       (6,030)       (6,678)
--------------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                     (4,929,133)      (82,740)   (6,099,503)     (576,509)   (1,631,496)     (275,807)
--------------------------------------------------------------------------------------------------------------
  Class B                     (4,487,649)      (83,107)   (4,315,787)     (438,833)     (839,414)     (242,310)
--------------------------------------------------------------------------------------------------------------
  Class C                     (1,002,242)      (16,938)   (1,195,997)     (110,057)     (188,565)      (62,268)
--------------------------------------------------------------------------------------------------------------
  Class I                        (72,549)       (1,474)      (14,270)       (1,333)       (5,772)       (1,615)
--------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold     36,488,616    59,206,981    26,427,775    59,657,223    42,448,750    36,506,924
--------------------------------------------------------------------------------------------------------------
Reinvestment of
distributions                 11,068,528       257,662    14,074,902     3,112,243     4,595,259     2,077,050
--------------------------------------------------------------------------------------------------------------
Cost of shares redeemed      (74,315,895)  (38,121,638)  (66,043,393)  (39,956,202)  (39,846,934)  (34,333,646)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets from Fund Share
transactions                 (26,758,751)   21,343,005   (25,540,716)   22,813,264     7,197,075     4,250,328
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS                       (42,604,543)   26,895,000   (41,204,818)   26,423,352     2,437,367     4,618,589
--------------------------------------------------------------------------------------------------------------
Net assets at beginning of
period                       136,970,599   110,075,599   138,109,938   111,686,586    59,953,869    55,335,280
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF
PERIOD                      $ 94,366,056   136,970,599    96,905,120   138,109,938    62,391,236    59,953,869
--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (ACCUMULATED
DISTRIBUTIONS IN EXCESS
OF) NET INVESTMENT INCOME   $     70,382       591,000        (6,436)      651,000        76,619       223,000
--------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  43

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      CLASS A
                                                                                      FROM
                                                                                    DECEMBER 29,
                                                      YEAR ENDED JULY 31,             1995
               KEMPER HORIZON                  ----------------------------------   TO JULY 31,
                20+ PORTFOLIO                   2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year              $14.01    13.48    12.89     9.72       9.50
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .08(a)    .13(a)    .04    .12        .18  (a)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                         (.57)     .44     1.07     3.15        .04
----------------------------------------------------------------------------------------------------
Total from net investment income                  (.49)     .57     1.11     3.27        .22
----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.13)    (.02)    (.04)    (.10)        --
----------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                 (1.14)    (.02)    (.48)      --         --
----------------------------------------------------------------------------------------------------
Total distributions                              (1.27)    (.04)    (.52)    (.10)        --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.25    14.01    13.48    12.89       9.72
----------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              (3.85)    4.21     9.04    33.90       2.32**(B)
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      42,959   63,294   49,276   25,696      8,073
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   1.70     1.90     2.00     1.69       1.54*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.69     1.90     2.00     1.69       1.48*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          .59      .95      .49     1.08       1.51*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         72       72       44      130        122*
----------------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                                                      FROM
                                                                                    DECEMBER 29,
                                                      YEAR ENDED JULY 31,             1995
               KEMPER HORIZON                  ----------------------------------   TO JULY 31,
                20+ PORTFOLIO                   2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year              $13.72    13.28    12.79     9.65       9.50
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    (.03)(a)    .03(a)   (.03)    .03      .11  (a)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                         (.55)     .43     1.00     3.15        .04
----------------------------------------------------------------------------------------------------
Total from net investment income                  (.58)     .46      .97     3.18        .15
----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.03)      --       --     (.04)        --
----------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                 (1.14)    (.02)    (.48)      --         --
----------------------------------------------------------------------------------------------------
Total distributions                              (1.17)    (.02)    (.48)    (.04)        --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.97    13.72    13.28    12.79       9.65
----------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              (4.68)    3.55     7.98    33.01       1.58**(B)
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      41,347   59,209   50,253   32,159      8,431
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   2.54     2.61     2.79     2.47       2.32*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    2.54     2.61     2.79     2.47       2.26*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (.25)     .24     (.30)     .30        .73*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         72       72       44      130        122*
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                     CLASS C
                                                                                     FROM
                                                                                   DEC. 29,
                                                      YEAR ENDED JULY 31,            1995
               KEMPER HORIZON                  ---------------------------------   TO JULY 31,
                20+ PORTFOLIO                   2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $13.70    13.29    12.80     9.67       9.50
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                   (.08)(a)   (.01)(a)   (.05)    .04      .13  (a)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        (.56)     .44     1.02     3.13        .04
---------------------------------------------------------------------------------------------------
Total from net investment income                 (.64)     .43      .97     3.17        .17
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            --       --       --     (.04)        --
---------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                  (1.14)    (.02)    (.48)      --         --
---------------------------------------------------------------------------------------------------
Total distributions                             (1.14)    (.02)    (.48)    (.04)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of year                   $11.92    13.70    13.29    12.80       9.67
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                             (5.07)    3.24     7.97    32.80       1.79**(B)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      9,677   13,156    9,310    3,948        798
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  2.93     2.88     3.03     2.48       2.29*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   2.93     2.88     3.03     2.48       2.23*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        (.64)    (.03)    (.54)     .29        .76*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        72       72       44      130        122*
---------------------------------------------------------------------------------------------------

                                                                     CLASS I
                                                                                     FROM
                                                                                   APRIL 6,
                                                      YEAR ENDED JULY 31,            1996
               KEMPER HORIZON                  ---------------------------------   TO JULY 31,
                20+ PORTFOLIO                   2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $14.16    13.62    12.96     9.73      10.03
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .16(a)    .27(a)    .17    .19        .07
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        (.60)     .46     1.09     3.17       (.37)
---------------------------------------------------------------------------------------------------
Total from net investment income                 (.44)     .73     1.26     3.36       (.30)
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.28)    (.17)    (.12)    (.13)        --
---------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                  (1.14)    (.02)    (.48)      --         --
---------------------------------------------------------------------------------------------------
Total distributions                             (1.42)    (.19)    (.60)    (.13)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of year                   $12.30    14.16    13.62    12.96       9.73
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                (3.47)    5.43    10.29    34.84      (2.99)**(B)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        382    1,312    1,237      870        949
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  1.09      .84      .85     1.04        .79*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   1.08      .84      .85     1.04        .73*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        1.23     2.01     1.64     1.73       2.32*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        72       72       44      130        122*
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                      CLASS A
                                                                                      FROM
                                                                                    DECEMBER 29,
                                                      YEAR ENDED JULY 31,             1995
               KEMPER HORIZON                  ----------------------------------   TO JULY 31,
                10+ PORTFOLIO                   2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year              $12.79    12.49    12.01     9.60       9.50
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .26(a)    .31(a)    .24    .25        .20  (a)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                         (.36)     .35      .87     2.36       (.04)
----------------------------------------------------------------------------------------------------
Total from net investment income                  (.10)     .66     1.11     2.61        .16
----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.34)    (.25)    (.22)    (.20)      (.06)
----------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                   (1.13)    (.11)    (.41)      --         --
----------------------------------------------------------------------------------------------------
Total distributions                              (1.47)    (.36)    (.63)    (.20)      (.06)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.22    12.79    12.49    12.01       9.60
----------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                               (.94)    5.37     9.75    27.43       1.70**(B)
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      46,622   72,534   58,101   27,476      9,338
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   1.52     1.46     1.48     1.51       1.52*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.51     1.46     1.48     1.51       1.48*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         2.13     2.47     2.26     2.36       2.40*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         61       64       37      126         87*
----------------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                                                      FROM
                                                                                    DECEMBER 29,
                                                      YEAR ENDED JULY 31,             1995
               KEMPER HORIZON                  ----------------------------------   TO JULY 31,
                10+ PORTFOLIO                   2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year              $12.78    12.48    12.00     9.60       9.50
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .15(a)    .20(a)    .15    .16        .17  (a)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                         (.36)     .35      .86     2.35       (.04)
----------------------------------------------------------------------------------------------------
Total from net investment income                  (.21)     .55     1.01     2.51        .13
----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.23)    (.14)    (.12)    (.11)      (.03)
----------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                   (1.13)    (.11)    (.41)      --         --
----------------------------------------------------------------------------------------------------
Total distributions                              (1.36)    (.25)    (.53)    (.11)      (.03)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.21    12.78    12.48    12.00       9.60
----------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              (1.83)    4.46     8.85    26.25       1.38**(B)
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      40,199   51,365   42,522   29,602      8,622
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   2.44     2.34     2.36     2.36       2.30*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    2.43     2.34     2.36     2.36       2.26*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         1.25     1.59     1.38     1.51       1.62*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         61       64       37      126         87*
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                     CLASS C
                                                                                     FROM
                                                                                   DECEMBER 29,
                                                      YEAR ENDED JULY 31,            1995
               KEMPER HORIZON                  ---------------------------------   TO JULY 31,
                10+ PORTFOLIO                   2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $12.73    12.44    11.98     9.60       9.50
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .13(a)   .18(a)   .14      .14        .17  (a)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        (.35)     .35      .87     2.34       (.04)
---------------------------------------------------------------------------------------------------
Total from net investment income                 (.22)     .53     1.01     2.48        .13
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.21)    (.13)    (.14)    (.10)      (.03)
---------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                  (1.13)    (.11)    (.41)      --         --
---------------------------------------------------------------------------------------------------
Total distributions                             (1.34)    (.24)    (.55)    (.10)      (.03)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                   $11.17    12.73    12.44    11.98       9.60
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                             (1.90)    4.29     8.83    25.97       1.39**(B)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      9,964   14,034   10,697    5,921        850
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  2.59     2.50     2.39     2.61       2.27*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   2.59     2.50     2.39     2.61       2.23*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        1.09     1.43     1.35     1.26       1.65*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        61       64       37      126         87*
---------------------------------------------------------------------------------------------------

                                                                      CLASS I
                                                                                      FROM
                                                      YEAR ENDED JULY 31,          APRIL 8, 1996
               KEMPER HORIZON                  ---------------------------------   TO JULY 31,
                10+ PORTFOLIO                   2000     1999     1998     1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $12.76    12.46    11.97     9.57         9.83
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .31(a)   .36(a)   .35      .26          .09  (a)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        (.35)     .36      .84     2.40         (.26)
-----------------------------------------------------------------------------------------------------
Total from net investment income                 (.04)     .72     1.19     2.66         (.17)
-----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.38)    (.31)    (.29)    (.26)        (.09)
-----------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                  (1.13)    (.11)    (.41)      --           --
-----------------------------------------------------------------------------------------------------
Total distributions                             (1.51)    (.42)    (.70)    (.26)        (.09)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                   $11.21    12.76    12.46    11.97         9.57
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                 (.46)    5.86    10.47    28.09        (1.74)**(B)
-----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        121      177      367      401          102
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  1.09     1.07      .99     1.06          .77*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   1.08     1.07      .99     1.06          .73*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        2.56     3.10     2.75     2.81         3.21*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        61       64       37      126           87*
-----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       CLASS A
                                                                                      FROM
                                                                                    DECEMBER 29,
                                                      YEAR ENDED JULY 31,             1995
               KEMPER HORIZON                  ----------------------------------   TO JULY 31,
                 5 PORTFOLIO                    2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year              $11.31    11.26    11.06     9.57        9.50
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .33(a)    .38(a)    .35    .34         .25  (a)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                         (.30)     .17      .47     1.45        (.07)
------------------------------------------------------------------------------------------------------
Total from net investment income                   .03      .55      .82     1.79         .18
------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.34)    (.38)    (.35)    (.30)       (.11)
------------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                  (.40)    (.12)    (.27)      --          --
------------------------------------------------------------------------------------------------------
Total distributions                               (.74)    (.50)    (.62)    (.30)       (.11)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $10.60    11.31    11.26    11.06        9.57
------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                .37     4.94     7.74    19.02        1.84**(B)
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      39,098   29,714   26,449   11,832       4,411
------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    1.59     1.54     1.64     1.51        1.53*
------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)     1.58     1.54     1.64     1.51        1.48*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         3.00     3.34     3.28     3.30        3.20*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         72       58       43      150          57
------------------------------------------------------------------------------------------------------

                                                                     CLASS B
                                                                                     FROM
                                                                                   DECEMBER 29,
                                                     YEAR ENDED JULY 31,             1995
               KEMPER HORIZON                 ----------------------------------   TO JULY 31,
                 5 PORTFOLIO                   2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $11.31    11.28    11.06     9.57        9.50
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .24(a)    .30(a)    .30    .27         .21  (a)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        (.29)     .16      .47     1.44        (.07)
---------------------------------------------------------------------------------------------------
Total from net investment income                 (.05)     .46      .77     1.71         .14
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.27)    (.31)    (.28)    (.22)       (.07)
---------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                 (.40)    (.12)    (.27)      --          --
---------------------------------------------------------------------------------------------------
Total distributions                              (.67)    (.43)    (.55)    (.22)       (.07)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                   $10.59    11.31    11.28    11.06        9.57
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              (.49)    4.24     7.27    18.15        1.44**(B)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)     18,643   24,454   23,669   15,632       5,705
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  2.34     2.20     2.17     2.15        2.31*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   2.33     2.20     2.17     2.15        2.26*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        2.23     2.68     2.75     2.66        2.42*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        72       58       43      150          57*
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                     CLASS C
                                                                                     FROM
                                                                                   DECEMBER 29,
                                                      YEAR ENDED JULY 31,            1995
               KEMPER HORIZON                  ---------------------------------   TO JULY 31,
                 5 PORTFOLIO                    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $11.30    11.27    11.07     9.57       9.50
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .23(a)    .28(a)    .28    .28        .21  (a)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        (.30)     .18      .47     1.43       (.07)
---------------------------------------------------------------------------------------------------
Total from net investment income                 (.07)     .46      .75     1.71        .14
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.25)    (.31)    (.28)    (.21)      (.07)
---------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                 (.40)    (.12)    (.27)      --         --
---------------------------------------------------------------------------------------------------
Total distributions                              (.65)    (.43)    (.55)    (.21)      (.07)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.58    11.30    11.27    11.07       9.57
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              (.63)    4.20     7.10    18.13       1.45**(B)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      4,486    5,620    5,006    3,108        614
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  2.49     2.39     2.18     2.16       2.28*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   2.49     2.39     2.18     2.16       2.23*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        2.08     2.49     2.74     2.65       2.45*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        72       58       43      150         57*
---------------------------------------------------------------------------------------------------

                                                                     CLASS I
                                                                                     FROM
                                                                                   APRIL 8,
                                                      YEAR ENDED JULY 31,            1996
               KEMPER HORIZON                  ---------------------------------   TO JULY 31,
                 5 PORTFOLIO                    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $11.31    11.28    11.06     9.58       9.69
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .35(a)    .41(a)    .41    .32        .08  (a)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        (.28)     .18      .47     1.49       (.11)
---------------------------------------------------------------------------------------------------
Total from net investment income                  .07      .59      .88     1.81       (.03)
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.39)    (.44)    (.39)    (.33)      (.08)
---------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                 (.40)    (.12)    (.27)      --         --
---------------------------------------------------------------------------------------------------
Total distributions                              (.79)    (.56)    (.66)    (.33)      (.08)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.59    11.31    11.28    11.06       9.58
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                  .61     5.47     8.29    19.27       (.31)**(B)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        164      165      211      128        101
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  1.32     1.13     1.03     1.20        .78*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   1.32     1.13     1.03     1.20        .73*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        3.26     3.75     3.89     3.61       4.11*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        72       58       43      150         57*
---------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales change.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Horizon Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund consists of three investment portfolios
                             ("Portfolios") designed for investors with different investment objectives. The three
                             Portfolios are Kemper Horizon 20+, Kemper Horizon
                             10+ and Kemper Horizon 5. Each Portfolio offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance.
                             Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class specific arrangements.

                             Each Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made as follows: annually for Kemper Horizon 20+ , semiannually for Kemper Horizon 10+ and quarterly for Kemper Horizon
                             5. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as

NOTES TO FINANCIAL STATEMENTS

                             soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2
     PURCHASE AND
     SALES OF SECURITIES     For the year ended July 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                                                                    PURCHASES    PROCEEDS FROM SALES
                                                                                    ---------    -------------------
                                       Kemper Horizon 20+                          $82,439,502      $119,322,758
                                       Kemper Horizon 10+                           72,641,883       109,011,225
                                       Kemper Horizon 5                             51,880,514        48,561,321

--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. Each Portfolio has a
                             management agreement with Scudder Kemper
                             Investments, Inc. (Scudder Kemper). Under the management agreement each Portfolio pays a monthly investment management fee of 1/12 of the annual rate of .58% for the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. Management fees for the year ended July 31, 2000 are as follows:

                                                                                     MANAGEMENT FEE   EFFECTIVE RATE
                                                                                     --------------   --------------
                                       Kemper Horizon 20+ Portfolio                     $681,127         58%
                                       Kemper Horizon 10+ Portfolio                      707,252         58%
                                       Kemper Horizon 5 Portfolio                        408,320         58%

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Each Portfolio has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of each Portfolio's Class A shares for the year ended July 31, 2000 are as follows:

                                                                                                     COMMISSIONS
                                                                                                   RETAINED BY KDI
                                                                                                   ---------------
                                       Kemper Horizon 20+                                              $8,432
                                       Kemper Horizon 10+                                               7,628
                                       Kemper Horizon 5                                                 1,375

                             For services under the distribution services agreement, each Portfolio pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Portfolio. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC related to Class B and Class C shares for the year ended July 31, 2000 are as follows:

                                                                                DISTRIBUTIONS FEES AND     UNPAID AT
                                                                                 CDSC RECEIVED BY KDI    JULY 31, 2000
                                                                                ----------------------   -------------
                                       Kemper Horizon 20+                              $694,153             $27,938
                                       Kemper Horizon 10+                               589,312              68,122
                                       Kemper Horizon 5                                 285,605              32,372

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Portfolio has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Portfolio pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of portfolio accounts the firms

NOTES TO FINANCIAL STATEMENTS

                             service. Administrative services fees (ASF) paid for the year ended July 31, 2000 are as follows:

                                                                                        ASF PAID BY
                                                                                       THE PORTFOLIOS      UNPAID AT
                                                                                           TO KDI        JULY 31, 2000
                                                                                       --------------    -------------
                                       Kemper Horizon 20+                                 $280,583          $ 6,184
                                       Kemper Horizon 10+                                  291,009           85,296
                                       Kemper Horizon 5                                    166,964            5,680

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a Services Agreement with the Portfolios' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of each Portfolio. Under the agreement, KSvC received shareholder services fees as follows for the year ended July 31, 2000:

                                                                                        FEES PAID BY
                                                                                       THE PORTFOLIOS      UNPAID AT
                                                                                          TO KSVC        JULY 31, 2000
                                                                                       --------------    -------------
                                       Kemper Horizon 20+                                 $613,906         $137,500
                                       Kemper Horizon 10+                                  435,626           92,033
                                       Kemper Horizon 5                                    264,595           53,657

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Portfolios are also officers or directors of Scudder Kemper. During the year ended July 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $49,475 to independent trustees.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each Portfolio:

                              KEMPER HORIZON 20+ PORTFOLIO

                                                              YEAR ENDED JULY 31, 2000      YEAR ENDED JULY 31, 1999
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                1,445,918   $ 19,120,555      2,111,088   $ 27,982,001
                                       ------------------------------------------------------------------------------
                                        Class B                  906,715     11,672,277      1,684,762     21,882,000
                                       ------------------------------------------------------------------------------
                                        Class C                  339,571      4,385,920        622,646      8,127,981
                                       ------------------------------------------------------------------------------
                                        Class I                   12,028        163,184         49,274        665,999
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  428,692      5,465,820         10,873        143,808
                                       ------------------------------------------------------------------------------
                                        Class B                  361,509      4,529,711          6,366         82,999
                                       ------------------------------------------------------------------------------
                                        Class C                   78,475        982,505          1,287         16,999
                                       ------------------------------------------------------------------------------
                                        Class I                    7,081         90,492          1,041         13,856
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (2,973,737)   (38,702,549)    (1,301,872)   (17,386,043)
                                       ------------------------------------------------------------------------------
                                        Class B               (2,036,727)   (26,093,581)    (1,117,897)   (14,744,980)
                                       ------------------------------------------------------------------------------
                                        Class C                 (567,049)    (7,291,040)      (362,964)    (4,813,904)
                                       ------------------------------------------------------------------------------
                                        Class I                  (80,740)    (1,082,045)       (48,385)      (627,711)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   88,248   $  1,146,680         42,000        549,000
                                       ------------------------------------------------------------------------------
                                        Class B                  (89,930)    (1,146,680)       (42,000)      (549,000)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS         $(26,758,751)                 $ 21,343,005
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                              KEMPER HORIZON 10+ PORTFOLIO

                                                              YEAR ENDED JULY 31, 2000     YEAR ENDED JULY 31, 1999
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                1,193,942   $ 14,355,592     2,362,014   $ 29,026,233
                                       -----------------------------------------------------------------------------
                                        Class B                  693,778      8,364,390     1,808,670     22,330,212
                                       -----------------------------------------------------------------------------
                                        Class C                  254,733      3,081,857       516,658      6,352,199
                                       -----------------------------------------------------------------------------
                                        Class I                    2,012         23,897         2,306         29,139
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  661,220      7,634,399       152,372      1,904,521
                                       -----------------------------------------------------------------------------
                                        Class B                  437,593      5,052,329        77,459        967,216
                                       -----------------------------------------------------------------------------
                                        Class C                  119,005      1,369,520        18,913        235,316
                                       -----------------------------------------------------------------------------
                                        Class I                    1,621         18,654           415          5,190
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (3,422,158)   (40,404,718)   (1,650,630)   (20,380,374)
                                       -----------------------------------------------------------------------------
                                        Class B               (1,516,575)   (18,058,530)   (1,118,561)   (13,815,449)
                                       -----------------------------------------------------------------------------
                                        Class C                 (583,606)    (6,898,732)     (293,156)    (3,622,685)
                                       -----------------------------------------------------------------------------
                                        Class I                   (6,716)       (79,374)      (18,325)      (218,601)
                                       -----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   49,720        602,039       156,116      1,919,093
                                       -----------------------------------------------------------------------------
                                        Class B                  (49,824)      (602,039)     (156,383)    (1,919,093)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS         $(25,540,716)                $ 22,812,917
                                       -----------------------------------------------------------------------------

                              KEMPER HORIZON 5 PORTFOLIO

                                                              YEAR ENDED JULY 31, 2000     YEAR ENDED JULY 31, 1999
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                2,950,704   $ 38,267,043     1,796,248   $ 20,111,128
                                       -----------------------------------------------------------------------------
                                        Class B                  273,134      3,012,223     1,165,296     12,908,923
                                       -----------------------------------------------------------------------------
                                        Class C                   97,246      1,069,770       247,711      2,751,051
                                       -----------------------------------------------------------------------------
                                        Class I                    5,007         53,931         1,752         19,822
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  273,679      2,965,108        88,347        981,698
                                       -----------------------------------------------------------------------------
                                        Class B                  121,624      1,317,362        78,637        871,320
                                       -----------------------------------------------------------------------------
                                        Class C                   27,816        300,989        19,471        215,740
                                       -----------------------------------------------------------------------------
                                        Class I                    1,090         11,800           750          8,292
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (2,658,558)   (28,947,404)   (1,671,440)   (18,685,905)
                                       -----------------------------------------------------------------------------
                                        Class B                 (301,804)    (8,627,009)   (1,117,396)   (12,454,868)
                                       -----------------------------------------------------------------------------
                                        Class C                 (198,440)    (2,170,690)     (214,067)    (2,403,281)
                                       -----------------------------------------------------------------------------
                                        Class I                   (5,178)       (56,048)       (6,668)       (73,592)
                                       -----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  494,816         45,783        65,000        716,000
                                       -----------------------------------------------------------------------------
                                        Class B                 (494,816)       (45,783)      (65,000)      (716,000)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS         $  7,197,075                 $  4,250,328
                                       -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            Each Portfolio has entered into arrangements with
                             its custodian and transfer agent whereby credits
                             realized as a result of uninvested cash balances
                             were used to reduce a portion of the Portfolio's
                             expenses. During the period, the Portfolio's
                             custodian and transfer agent fees were reduced by:

                                                                                         CUSTODIAN   TRANSFER AGENT
                                                                                         ---------   --------------
                                       Kemper Horizon 20+                                 $7,604          $441
                                       Kemper Horizon 10+                                  7,935           175
                                       Kemper Horizon 5                                    4,920           167

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          Each Portfolio and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HORIZON FUND

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio, comprising Kemper Horizon Fund (the Funds) as of July 31, 2000, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising Kemper Horizon Fund at July 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996 in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          September 15, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper Horizon 20+ Portfolio, 10+ Portfolio and 5 Portfolio paid distributions of $1.01, $0.67 and $0.30 per share, respectively, from net long-term capital gains during the year ended July 31, 2000, of which 100%, 100% and 100% represents 20% rate gains, respectively.

Pursuant to Section 852 of the Internal Revenue Code, Kemper Horizon 20+ Portfolio, 10+ Portfolio and 5 Portfolio designate $5,290,000, $517,000 and $1,038,000, respectively, as capital gain dividends for the year ended July 31, 2000, of which 100%, 100% and 100% represents 20% rate gains, respectively.

For corporate shareholders Kemper Horizon 20+ Portfolio, 10+ Portfolio and 5 Portfolio 45%, 14% and 8%, respectively, of the income dividends paid during the Fund's fiscal year ended July 31, 2000 qualified for the dividends received deduction.

Please contact a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             KATHRYN L. QUIRK
Vice President                    Vice President
FRED B. RENWICK                   WILLIAM F. TRUSCOTT
Trustee                           Vice President
JOHN G. WEITHERS                  ROBERT TYMOCZKO
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase MetroTech Center
                                      Brooklyn, NY 11245
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Horizon Fund prospectus.
KHF - 2 (9/25/00) 1120230
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)